Rule 497(c)
                                                              File Nos. 33-30950
                                                                    and 811-5900


Prospectus

Expedition Equity Fund

Expedition Bond Fund

Investment Shares-Class A
Investment Shares-Class B
Institutional Shares



March 1, 1999


[logo omitted] Expedition Funds [register mark]

INVESTMENT ADVISER: COMPASS BANK
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED ANY FUND SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIME FOR ANYONE TO TELL YOU OTHERWISE.

How To Read This Prospectus

[graphic of binoculars omitted]
Expedition Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Investment Shares-Class A (Class A Shares), Investment Shares-Class B (Class B Shares) and Institutional Shares of the Expedition Equity Fund and the Expedition Bond Fund that you should know before investing. Please read this prospectus and keep it for future reference.
    Expedition Funds also offers shares of the Expedition Money Market Fund and Expedition Tax-Free Money Market Fund in separate prospectuses which are available by calling 1-800-992-2085.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:
                                                                         PAGE
Equity Fund                                                                 2
Bond Fund                                                                   8
More Information About Risk                                                14
Each Fund's Other Investments                                              15
Investment Adviser                                                         16
Purchasing, Selling And Exchanging Fund Shares                             17
Distribution of Fund Shares                                                28
Custodian                                                                  29
Financial Highlights                                                       30
How To Obtain More Information About
   The Expedition Funds                                            Back Cover

Boxed Copy
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SHARES OF THE EXPEDITION FUNDS ARE NOT DEPOSITS OF OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY COMPASS BANK, COMPASS BANCSHARES, INC. OR ANY OF THEIR AFFILIATES, OR ANY BANK, AND ARE NOT OBLIGATIONS OF, GUARANTEED BY OR INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

AN INVESTMENT IN SHARES OF THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF ALL OR A PORTION OF THE PRINCIPAL INVESTED, AND THE INVESTMENT RETURN AND VALUE OF SHARES OF THE FUNDS WILL FLUCTUATE SO THAT AN INVESTMENT, WHEN LIQUIDATED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

COMPASS BANK SERVES AS INVESTMENT ADVISER AND CUSTODIAN TO THE EXPEDITION FUNDS, AND COMPASS BANK AND VARIOUS OF ITS AFFILIATES MAY PROVIDE VARIOUS SERVICES TO THE FUNDS, FOR WHICH INVESTMENT ADVISORY, CUSTODIAN AND OTHER SERVICES COMPASS BANK AND/OR SUCH OTHER AFFILIATES ARE ENTITLED TO RECEIVE COMPENSATION.
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Introduction--Information Common To Both Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.
    Each Fund has an investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in a Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.
    The value of your investment in a Fund is based on the market value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The estimated volatility for each Fund is set forth in the fund summaries that follow. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Risks of Investing in the Funds

An investment in either Fund is not a deposit of Compass Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

YEAR 2000 RISK -- The Funds depend on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, the Funds could be adversely affected if the computer systems used by their service providers do not properly process dates on and after January 1, 2000, and distinguish between the year 2000 and the year 1900. The Funds have asked their service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and are seeking assurances from each service provider that they are devoting significant resources to prevent material adverse consequences to the Funds. While it is likely that such assurances will be obtained, the Funds and their shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Funds do business.

Expedition Equity Fund

[graphic of portfolio omitted]

Fund Summary

--------------------------------------------------------------------------------
Investment Goal        Growth of capital with a secondary objective of income
--------------------------------------------------------------------------------
Investment Focus       Common stocks issued by large and medium sized
                       U.S. companies
--------------------------------------------------------------------------------
Share Price Volatility Medium
--------------------------------------------------------------------------------
Principal Investment   Investing in a blended portfolio of both growth
Strategy               and value stocks
--------------------------------------------------------------------------------
Investor Profile       Investors who want growth of capital and dividend income,
                       and are willing to accept the risks of equity investing
--------------------------------------------------------------------------------

[graphic of binoculars omitted]

Investment Strategy of the Expedition Equity Fund

The Fund invests primarily in common stocks issued by U.S. companies with medium to large market capitalizations (in excess of $1 billion) that the Adviser believes are attractively valued and offer favorable long-term growth potential. The Fund generally seeks to diversify its investments across all major industry sectors. The Adviser's investment selection process begins with the use of quantitative screening techniques to evaluate securities based on both value characteristics (whether a company's value is attractive relative to historical earnings and its prospects for future earnings and dividend growth) and momentum characteristics (such as changes in a company's earnings per shares estimates). The Adviser then analyzes the fundamental characteristics of these companies to evaluate which companies hold the best prospects for future growth. These growth characteristics include factors such as above average sales or earnings growth, pricing flexibility, and superior margins and profitability trends compared to a company's industry peers. The Adviser monitors the companies owned by the Fund and may sell a security when there is a fundamental change in a company's outlook or when better opportunities are available within that industry sector. By blending these value and growth criteria, the Adviser attempts to lessen the Fund's volatility and avoid the cycles in performance associated with "style specific" investment management.

[graphic of life buoy omitted]

Principal Risks of Investing in the Expedition Equity Fund

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.
    The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.
    The Fund is also subject to the risk that its investment approach, which seeks to identify common stocks with both growth and value characteristics, may cause it to perform differently than funds that target a specific equity market segment or that invest in other asset classes.

Expedition Equity Fund

[graphic of target omitted]

Performance Information


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.
    The periods prior to June 13, 1997, when the Fund began operating, represent the performance of the Adviser's similarly managed predecessor common trust fund. This past performance has been adjusted to reflect current expenses for the Institutional Shares of the Fund. The Adviser's common trust fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the common trust fund's performance may have been lower.

This bar chart shows changes in the performance of the Fund's Institutional Shares from year to year.*

[bar graph omitted--plot points as follows:]
1994     (1.20%)
1995     25.78%
1996     18.61%
1997     31.33%
1998     28.49%

                  BEST QUARTER                 WORST QUARTER
                     23.47%                      (12.09%)
                   (12/31/98)                   (09/30/98)

* The performance information shown above is based on a calendar year.

Expedition Equity Fund

This table compares the Fund's average annual total returns for the periods ending December 31, 1998 to those of the S&P 500 Index, the S&P MidCap 400 Index and the Lipper Growth & Income Average.
                                                                Since Inception
Equity Fund                       1 Year         5 Years           (10/13/93)
--------------------------------------------------------------------------------
Institutional Shares               28.49%         19.99%             19.10%
--------------------------------------------------------------------------------
Class A Shares*                    23.35%         19.00%             18.17%
--------------------------------------------------------------------------------
Class B Shares**                   23.25%         19.85%             19.06%
--------------------------------------------------------------------------------
S&P 500 Index                      28.60%         24.05%             23.25%***
--------------------------------------------------------------------------------
S&P MidCap 400 Index               19.12%         18.84%             18.70%***
--------------------------------------------------------------------------------
Lipper Growth & Income Average     15.61%         18.35%              N/A
--------------------------------------------------------------------------------
* THE PERIODS FROM JUNE 1997 TO NOVEMBER 1997 REPRESENT THE PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND.
** THE PERIODS FROM JUNE 1997 TO NOVEMBER 1998 REPRESENT THE PERFORMANCE OF THE
   INSTITUTIONAL SHARES OF THE FUND.
***THE INCEPTION DATE FOR EACH INDEX IS 10/31/93.


[graphic omitted]

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings. The S&P MidCap 400 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 400 domestic mid-cap stocks chosen for market size, liquidity, and industry group representation.

What is an Average?

An average is a composite of mutual funds with similar investment goals. The Lipper Growth & Income Average is a widely-recognized average of mutual funds which invest in equity securities that have growth and income characteristics.

Expedition Equity Fund

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Fund Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                Class A    Class B Institutional
                                                 Shares    Shares     Shares
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on           4.00%      None       None
     Purchases (as a percentage of offering price.)*
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a       None       5.00%      None
    percentage of net asset value)**
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on           None       None       None
    Reinvested Dividends and other Distributions
    (as a percentage of offering price)
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
    redeemed, if applicable)                     None       None       None
--------------------------------------------------------------------------------
Exchange Fee                                     None       None       None
--------------------------------------------------------------------------------
Maximum Account Fee                              None       None       None
--------------------------------------------------------------------------------

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "FRONT-END SALES CHARGES - CLASS A SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL CLASS B SHARES WITHIN ONE YEAR OF YOUR PURCHASE. SEE "CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES."

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                Class A  Class B   Institutional
                                                 Shares   Shares      Shares
--------------------------------------------------------------------------------
Management Fees                                   .75%      .75%       .75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees             .25%     1.00%       None
--------------------------------------------------------------------------------
Other Expenses                                    .33%      .33%       .33%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses             1.33%     2.08%      1.08%
--------------------------------------------------------------------------------

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

Expedition Equity Fund

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.
    The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs may be higher or lower, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

                          1 Year        3 Years       5 Years      10 Years
--------------------------------------------------------------------------------
Institutional Shares        $110           $343       $   595        $1,317
--------------------------------------------------------------------------------
Class A Shares              $530           $805       $ 1,100        $1,937
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Class B Shares              $711           $952       $ 1,219          N/A*
--------------------------------------------------------------------------------

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

                          1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
Institutional Shares        $110           $343       $   595        $1,317
--------------------------------------------------------------------------------
Class A Shares              $530           $805        $1,100        $1,937
--------------------------------------------------------------------------------
Class B Shares              $211           $652        $1,119          N/A*
--------------------------------------------------------------------------------

* CLASS B SHARES AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Expedition Bond Fund


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Fund Summary


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Investment Goal            Current income
--------------------------------------------------------------------------------
Investment Focus           High quality bonds and other fixed income securities
--------------------------------------------------------------------------------
Share Price Volatility     Low to medium
--------------------------------------------------------------------------------
Principal Investment       Investing in U.S. dollar denominated bonds and
 Strategy                  other fixed income securities.
--------------------------------------------------------------------------------
Investor Profile           Investors who want current income, and who are
                           willing to accept the risks of owning a portfolio
                           of fixed income securities.
--------------------------------------------------------------------------------

[graphic of binoculars omitted]

Investment Strategy of the Expedition Bond Fund

The Fund invests primarily in fixed income securities issued by the U.S. government and its agencies and instrumentalities, including mortgage-backed securities, as well as in U.S. corporate fixed income securities. All such instruments must be denominated in U.S. dollars and must be rated "A" or better by one or more nationally recognized statistical rating organizations at the time of purchase.
    The Adviser's investment selection process begins with a top-down analysis of general economic conditions to determine how the Fund's investments will be weighted between the U.S. Treasury, government agency and corporate sectors. The Adviser maintains a relatively "duration neutral" posture, meaning it does not attempt to anticipate future interest rate changes and does not significantly adjust the duration of the Fund. The Fund's average weighted maturity will be maintained at 3 to 5 years. The individual maturity is limited to 10 years for all securities, except mortgage backed securities, which have no individual maturity limit. The Adviser conducts credit analysis of the corporate issues it buys and diversifies the Fund's investments in corporate debt among the major industry sectors. The Adviser monitors the sector weighting of the Fund and may sell a security when there is a fundamental change in a company's or sector's outlook or when better opportunities become available. If a security's credit rating is downgraded, the Adviser will promptly review that security and take appropriate action, including the possible sale of that security.

[graphic of life buoy omitted]

Principal Risks of Investing in the Expedition Bond Fund

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.
    The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.
    Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.
    The Fund is also subject to the risk that its investment approach, which focuses on a blend of U.S. government and U.S. corporate fixed income securities, may cause it to perform differently than funds that target other fixed income market segments or that invest in other asset classes.

Expedition Bond Fund


[graphic of target omitted]

Performance Information


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.
    This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.* [bar graph omitted--plot points as follows:]

1993     6.73%
1994    (1.51%)
1995    12.52%
1996     2.76%
1997     6.76%
1998     7.44%


                      BEST QUARTER           WORST QUARTER
                          4.39%                 (2.42%)
                        (9/30/98)             (10/31/94)

*  THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

Expedition Bond Fund

This table compares the Fund's average annual total returns for the periods ending December 31, 1998 to those of the Lehman Brothers Intermediate Government/ Corporate Bond Index and the Lipper Short/Intermediate Government Bond Average.

                                                              Since Inception
Institutional Shares                                1 Year       (6/13/97)
--------------------------------------------------------------------------------
Bond Fund                                            7.66%        7.93%
--------------------------------------------------------------------------------
Lehman Brothers Intermediate Government/             8.42%        8.95%*
Corporate Bond Index
--------------------------------------------------------------------------------
Lipper Short/Intermediate Government
Bond Average                                         6.58%         N/A
--------------------------------------------------------------------------------
*THE INCEPTION DATE OF THE INDEX IS 6/30/97

                                                              Since Inception
Class A Shares                          1 Year       5 Year      (4/20/92)
--------------------------------------------------------------------------------
Bond Fund                                3.15%        4.62%       6.49%
--------------------------------------------------------------------------------
Lehman Brothers Intermediate             8.42%        6.59%       7.35%*
Government/Corporate Bond Index
--------------------------------------------------------------------------------
Lipper Short/Intermediate Government     6.58%        5.34%        N/A
Bond Average
--------------------------------------------------------------------------------
*THE INCEPTION DATE OF THE INDEX IS 4/30/92

[graphic omitted]

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Intermediate Government/ Corporate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the index are rated investment grade (BBB) or higher, with maturities of 1 to 10 years.

What is an Average?

An average is a composite of mutual funds with similar investment goals. The Lipper Short/Intermediate Government Bond Average is a widely recognized average of mutual funds which invest in fixed income obligations of the U.S. Government, with maturities of one to five years.

Expedition Bond Fund

[graphic of dollar sign omitted]

Fund Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                Class A  Class B   Institutional
                                                 Shares   Shares      Shares
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed              4.00%      None       None
    on Purchases (as a percentage of offering price.)*
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)              None     5.00%       None
    (as a percentage of net asset value)**
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on            None      None       None
    Reinvested Dividends and other Distributions
    (as a percentage of offering price)
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
    redeemed, if applicable)                      None      None       None
--------------------------------------------------------------------------------
Exchange Fee                                      None      None       None
--------------------------------------------------------------------------------
Maximum Account Fee                               None      None       None
--------------------------------------------------------------------------------

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "FRONT-END SALES CHARGES - CLASS A SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL CLASS B SHARES WITHIN ONE YEAR OF YOUR PURCHASE. SEE "CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES."

ANNUAL FUND OPERATING EXPENSES  (EXPENSES DEDUCTED FROM FUND ASSETS)*

                                                Class A   Class B  Institutional
                                                 Shares    Shares     Shares
--------------------------------------------------------------------------------
Management Fees                                   .75%      .75%       .75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees             .25%     1.00%       None
--------------------------------------------------------------------------------
Other Expenses                                    .38%      .38%       .38%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses             1.38%     2.13%      1.13%
--------------------------------------------------------------------------------

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER IS WAIVING A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THE ADVISER MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

         BOND FUND - CLASS A SHARES          1.19%
         BOND FUND - CLASS B SHARES          1.94%
         BOND FUND - INSTITUTIONAL SHARES     .94%

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

Expedition Bond Fund

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.
    The Example also assumes that each year your investment has a 5% return, and Fund operating expenses remain the same. Although your actual costs may be higher or lower, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

                          1 Year        3 Years       5 Years      10 Years
--------------------------------------------------------------------------------
Institutional Shares        $115           $359        $  622        $1,375
--------------------------------------------------------------------------------
Class A Shares              $535           $819        $1,125        $1,991
--------------------------------------------------------------------------------
Class B Shares              $716           $967        $1,244          N/A*
--------------------------------------------------------------------------------

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

                          1 Year        3 Years       5 Years      10 Years
--------------------------------------------------------------------------------
Institutional Shares        $115           $359        $  622        $1,375
--------------------------------------------------------------------------------
Class A Shares              $535           $819        $1,125        $1,991
--------------------------------------------------------------------------------
Class B Shares              $216           $667        $1,144          N/A*
--------------------------------------------------------------------------------

* CLASS B SHARES AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

[graphic of life buoy omitted]

More Information About Risk

Equity Fund
Equity Risk -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Bond Fund
Fixed Income Risk -- The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates. In addition to these fundamental risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable to make timely payments of either principal or interest.

Bond Fund
Mortgage-Backed Securities -- Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Each Fund's Other Investments


[graphic of a portfolio omitted]

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Funds also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that either Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, a Fund may invest up to 100% of its assets in cash, shares of money market mutual funds and short-term repurchase agreements that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income.

Investment Adviser

[graphic of pointing hand omitted]

The Investment Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees of Expedition Funds supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Funds are managed by a team of investment professionals from the Adviser's Portfolio Management Team. No one person is primarily responsible for making investment recommendations to the team.

Compass Bank, a wholly-owned subsidiary of Compass Bancshares, Inc. (Compass Bancshares) serves as the Adviser to the Funds. Compass Bank has served as investment adviser to mutual funds since 1990. Through the Compass Asset Management Group, the adviser and its affiliates provide investment advisory services for the assets of individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 1998, Compass Bank had approximately $7.8 billion in assets under administration, with investment discretion over $2.6 billion. For the fiscal period ended October 31, 1998, Compass Bank received advisory fees as a percentage of average daily net assets (after waivers) of:

          Equity Fund         .71%

          Bond Fund           .57%

The Adviser has agreed to voluntarily waive a portion of its fees and reimburse certain expenses of each Fund in order to limit the total operating expenses of the Bond Fund to 1.10% (not including distribution and service fees) and the Equity Fund to 1.25% (not including distribution and service fees) of the average daily net assets of each Fund. The Adviser may discontinue all or part of these waivers at any time.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to buy, sell (sometimes called "redeem") or exchange Class A Shares, Class B Shares and Institutional Shares of the Funds.
    Class A Shares and Class B Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

CLASS A SHARES
  [Bullet]  Front-end sales charge
  [Bullet]  Lower annual expenses
  [Bullet] $1,000 minimum initial investment for regular accounts [Bullet] $500 minimum initial investment for IRA accounts

CLASS B SHARES
  [Bullet]  Contingent deferred sales charge
  [Bullet]  Higher annual expenses
  [Bullet] $1,000 minimum initial investment for regular accounts [Bullet] $500 minimum initial investment for IRA accounts
  [Bullet]  Automatically convert to Class A Shares after eight years

For some investors, the minimum initial investment for Class A and Class B Shares may be lower.
    Institutional Shares are available solely to individuals and entities establishing certain fiduciary, trust, agency, custody or similar relationships with the Asset Management Group of Compass Bank or trust divisions or trust companies that are affiliated with Compass Bancshares. Institutional Shares are also for financial institutions investing for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions call 1-800-992-2085.
    Class A and Class B Shares are for individual and institutional investors.

Purchasing, Selling and Exchanging Fund Shares

[graphic of dollar bill omitted]

How to Purchase Fund Shares


You may purchase shares by:
   [Bullet]    Mail
   [Bullet]    Telephone, or
   [Bullet]    Wire

To purchase Class A or Class B Shares directly from us, please call 1-800-992-2085, or complete and send in an account application. Write your check, payable in U.S. dollars, to "Expedition Funds" and include the name of the appropriate Fund(s) on the check. We cannot accept third-party checks, credit cards, credit card checks or cash.
    Institutional Shares are available for eligible investors through the Asset Management Group of Compass Bank or through trust divisions or trust companies that are affiliated with Compass Bancshares or through other qualifying financial institutions. To purchase Institutional Shares, eligible Compass Asset Management Group customers should contact their authorized Compass Asset Management Group representative and other eligible customers should contact their financial institutions.
    You may also purchase shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

General Information

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day). Shares cannot be purchased by Federal Reserve wire on days that either the New York Stock Exchange or the Federal Reserve is closed.
    A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.
    The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge.

Purchasing, Selling and Exchanging Fund Shares

    Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). So, for you to receive the current Business Day's NAV, generally the Fund must receive your purchase order before 3:00 p.m. Central time.

How We Calculate NAV

NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund.
    In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Minimum Purchases

To purchase Class A Shares or Class B Shares for the first time, you must invest at least $1,000 in any Fund. To open an IRA account, you must invest at least $500 in any Fund. The minimum is $25 in the case of directors, officers and employees of Compass Bancshares and its affiliates (and members of their immediate families) participating in the Systematic Investment Plan. Your subsequent investments in either Fund must be made in amounts of at least $100 ($25 for directors, officers and employees of Compass Bancshares and its affiliates and members of their immediate families). A Fund may accept investments of smaller amounts for either class of shares at its discretion.
    To purchase Institutional Shares, eligible Compass Asset Management Group customers should contact their Compass Asset Management Group authorized representative and other eligible customers should contact their financial institutions.

Purchasing, Selling and Exchanging Fund Shares

Systematic Investment Plan

If you have a checking or savings account with a bank, you may purchase shares of either Fund automatically through regular deductions from your account. Once your account has been opened, you may begin regularly scheduled investments of at least $100 ($25 in the case of directors, officers and employees of Compass Bancshares and its affiliates and members of their immediate families) for each Fund. Purchases of Class A Shares made through the Systematic Investment Plan are subject to the applicable sales charge.

[graphic of dollar sign omitted]

Sales Charges


Front-End Sales Charges - Class A Shares

The offering price of Class A Shares is the NAV next calculated after the Fund receives your request, plus the front-end sales load.
    The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                                    Your Sales Charge       Your Sales Charge
                                     as a Percentage         as a Percentage
If Your Investment is:              of Offering Price     of Your Net Investment
--------------------------------------------------------------------------------
Less than $100,000                         4.00%                   4.17%
--------------------------------------------------------------------------------
$100,000 but less                          3.50%                   3.63%
 than $250,000
--------------------------------------------------------------------------------
$250,000 but less                          2.75%                   2.83%s
 than $500,000
--------------------------------------------------------------------------------
$500,000 but less                          1.00%                   1.01%
 than $1,000,000
--------------------------------------------------------------------------------
$1,000,000 and over*                       0.00%                   0.00%
--------------------------------------------------------------------------------

* EVEN THOUGH YOU DO NOT PAY A SALES CHARGE ON PURCHASES OF $1,000,000 OR MORE, THE DISTRIBUTOR MAY PAY DEALERS A 1% COMMISSION FOR THESE TRANSACTIONS.

Purchasing, Selling and Exchanging Fund Shares

Waiver of Front-End Sales Charge - Class A Shares

The front-end sales charge will be waived on Class A Shares purchased:
[Bullet] by reinvestment of dividends and distributions;
[Bullet] by persons repurchasing shares they redeemed within the last 30 days
        (see "Repurchase of Class A Shares"); n by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 90 days of such redemption, provided that, the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;
[Bullet] directors, officers and employees and members of their immediate family, of Compass Bancshares and its affiliates and dealers that enter into agreements with the Distributor;
[Bullet] by Trustees and officers of the Expedition Funds;
[Bullet] through wrap fee and asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any or receive a reduced portion of the front-end sales charge;
[Bullet] by persons purchasing shares of a fund through a payroll deduction plan or a qualified employee benefit retirement plan which permits purchases of shares of a Fund; or
[Bullet] by a shareholder purchasing additional Class A Shares of the Bond Fund who previously purchased any or all of their shares prior to June 9, 1997.

Purchasing, Selling and Exchanging Fund Shares

Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may only exercise this privilege once. To exercise this privilege, we must receive your purchase order within 30 days of your redemption. IN ADDITION, YOU MUST NOTIFY US IN WRITING AND INDICATE ON YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES.

Reduced Sales Charges - Class A Shares

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must

Purchasing, Selling and Exchanging Fund Shares

send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.
    You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 4.0% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.


Contingent Deferred Sales Charges -
Class B Shares

You do not pay a sales charge when you purchase Class B Shares. The offering price of Class B Shares is simply the next calculated NAV. But if you sell your shares within 5 years after your purchase, you will pay a contingent deferred sales charge as described in the table below of either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after we receive your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class B Shares of one Fund for Class B Shares of another Fund.

Purchasing, Selling and Exchanging Fund Shares


                                  Contingent Deferred
                                   Sales Charge as a
                              Percentage of Dollar Amount
Year since Purchase               Subject to Charge
-----------------------------------------------------------
First                                      5.00%
-----------------------------------------------------------
Second                                     4.00%
-----------------------------------------------------------
Third                                      3.00%
-----------------------------------------------------------
Fourth                                     2.00%
-----------------------------------------------------------
Fifth                                      1.00%
-----------------------------------------------------------
Sixth                                      0.00%
-----------------------------------------------------------
Seventh                                    0.00%
-----------------------------------------------------------
Eighth*                                    0.00%
-----------------------------------------------------------

* CLASS B SHARES AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

The contingent deferred sales charge will be waived if you sell your Class B Shares for the following reasons:

   [Bullet] to make certain withdrawals from a retirement plan (not including IRAs);

            or

   [Bullet] because of death or disability.

In addition, Class B shareholders who automatically reinvest their dividends and distributions may redeem up to 12% of the value of their shares per year, determined at the time of each redemption, without payment of a contingent deferred sales charge.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which Class of shares you buy.
    From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

Purchasing, Selling and Exchanging Fund Shares

    The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of the Funds.


[graphic of dollar bill omitted]

How To Sell Your Fund Shares

Holders of Institutional Shares may sell shares by following procedures established when they opened their account or accounts. If you have questions, call Compass Asset Management Group by telephoning Compass Bank.
    If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-800-992-2085.
    You may also sell your shares by contacting your financial institution by mail or telephone. Compass Asset Management Group customers should contact their Asset Management Group authorized representative.
    If you would like to sell $40,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).
    The sale price of each share will be the next NAV determined after the Fund receives your request less, in the case of Class B Shares, any applicable contingent deferred sales charge.

Systematic Withdrawal Plan

Class A shareholders with at least a $10,000 account balance, may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Purchasing, Selling and Exchanging Fund Shares

Receiving Your Money

Normally, we will send your sale proceeds within one Business Day after we receive your request, and in any event within seven days. Your proceeds can be wired to your bank account (amounts less than $5,000 may be subject to a wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Redemptions of Your Shares

If your account balance drops below $1,000 because of redemptions for Class A or Class B Shares, the Fund may redeem your shares. But, the Fund will always give you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in our Statement of Additional Information.

Purchasing, Selling and Exchanging Fund Shares

[graphic of dollar bill omitted]
  How To Exchange Your Shares

You may exchange your shares on any Business Day by contacting us directly by mail or telephone by calling 1-800-992-2085.
    You may also exchange shares through your financial institution by mail or telephone. Compass Asset Management Group customers should contact their Asset Management Group authorized representative. Exchange requests for Class A or Class B shares must be for an amount of at least $1,000 ($25 for directors, officers and employees of Compass Bancshares, Inc. and members of their immediate families).
    IF YOU RECENTLY PURCHASED SHARES BY CHECK, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' written notice.
    When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.
    You may exchange Class A Shares of any Fund for Class A Shares of any other Fund or Investment Service Shares of the Expedition Money Market Fund and Tax-Free Money Market Fund. You may exchange Class B Shares of any Fund for Class B Shares of any other Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange.

Purchasing, Selling and Exchanging Fund Shares

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Distribution of Fund Shares

The Funds have adopted distribution plans for Class A and Class B Shares that allow the Funds to pay distribution and service fees for the sale and distribution of their shares, and for services provided to Class A and Class B shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution and service fees, as a percentage of average daily net assets are as follows:

        For Class A Shares:        .25%

        For Class B Shares:       1.00%


Dividends, Distributions and Taxes

Dividends for the Bond Fund are declared daily and paid monthly to shareholders of record. Dividends for the Equity Fund are declared and paid quarterly. Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.
    You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Distribution of Fund Shares

Taxes

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and its shareholders. This summary is based on current tax laws, which may change.
    The Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.
    MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

Custodian

Compass Bank serves as Custodian for the assets of the Funds. It receives an annual fee of .02% of each Fund's average daily net assets for this service.

Financial Highlights

The tables that follow present performance information about Class A Shares and Institutional Shares of each Fund. As of October 31, 1998, Class B Shares were not available to investors. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Deloitte & Touche LLP, independent public accountants. Their report, along with the Funds' financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-992-2085.



For the periods ended October 31,
For a Share Outstanding Throughout each Period.
--------------------------------------------------------------------------------




                           NET                  REALIZED AND    DISTRIBUTIONS                   NET ASSET
                      ASSET VALUE,      NET      UNREALIZED        FROM NET    DISTRIBUTIONS      VALUE,
                       BEGINNING    INVESTMENT  GAINS (LOSSES)  INVESTMENT        FROM           END OF           TOTAL
                        OF PERIOD    INCOME     ON SECURITIES      INCOME     CAPITAL GAINS       PERIOD          RETURN+
                      ------------  ----------  -------------   ------------  -------------     ---------       -----------

-----------
EQUITY FUND
-----------
  Institutional Shares
  1998                    $ 9.39       0.06        1.67            (0.06)        (0.51)           $10.55           19.18%
  1997(1)                  10.00       0.02        0.25            (0.02)        (0.86)             9.39            2.96%
  Class A Shares
  1998(2)                 $ 9.65       0.04        1.45            (0.05)        (0.51)           $10.58           16.16%(4)

---------
BOND FUND
---------
  Institutional Shares
  1998                    $ 9.85       0.51        0.30            (0.51)         --              $10.15            8.43%
  1997(1)                   9.69       0.19        0.16            (0.19)         --                9.85            3.49%
  Class A Shares
  1998                    $ 9.85       0.49        0.30            (0.49)         --              $10.15            8.25%(4)
  1997                      9.77       0.53        0.08            (0.53)         --                9.85            6.41%(4)
  1996                      9.92       0.58       (0.15)           (0.58)         --                9.77            4.44%(4)
  1995                      9.54       0.63        0.38            (0.63)         --                9.92           10.94%(4)
  1994                     10.40       0.54       (0.86)           (0.54)         --                9.54           (3.12%)(4)
  1993                     10.25       0.63        0.21            (0.63)      (0.06)              10.40            8.42%(4)
  1992(3)                  10.00       0.36        0.25            (0.36)         --               10.25            6.24%(4)



------------------------------------------------------------------------------------------------------------------------------------

                                                                            RATIO          RATIO OF NET
                                                                         OF EXPENSES     INVESTMENT INCOME
                                                          RATIO OF NET    TO AVERAGE        TO AVERAGE
                                          RATIO OF         INVESTMENT     NET ASSETS        NET ASSETS
                         NET ASSETS       EXPENSES          INCOME       (EXCLUDING         (EXCLUDING
                           END OF         TO AVERAGE       TO AVERAGE    WAIVERS AND        WAIVERS AND       PORTFOLIO
                         PERIOD (000)     NET ASSETS       NET ASSETS   REIMBURSEMENTS)   REIMBURSEMENTS)   TURNOVER RATE
                       --------------    -----------      ------------   --------------   --------------    -------------
-----------
EQUITY FUND
-----------
  Institutional Shares
  1998                    $283,170          1.08%             0.38%          1.11%            0.35%             54.19%
  1997(1)                  237,567          1.09%*            0.53%*         1.09%*           0.53%*            64.68%
  Class A Shares
  1998(2)                 $  1,911          1.29%*           (0.14%)*        1.37%*          (0.22%)*           54.19%

---------
BOND FUND
---------
  Institutional Shares
  1998                    $104,953          0.94%             5.11%          1.13%            4.92%             32.93%
  1997(1)                  101,224          1.10%*            5.05%*         1.11%*           5.04%*            69.09%
  Class A Shares
  1998                    $ 10,346          1.10%             4.95%          1.25%            4.80%             32.93%
  1997                      23,630          1.13%             5.46%          1.56%            5.03%             69.09%
  1996                      44,552          1.08%             5.90%          1.58%            5.40%             77.00%
  1995                      63,521          1.04%             6.51%          1.51%            6.04%             79.00%
  1994                      58,827          1.20%             5.44%          1.50%            5.14%             91.00%
  1993                      97,246          1.11%             6.11%          1.40%            5.82%             69.00%
  1992(3)                   65,984          0.79%*            6.79%*         1.39%*           6.19%*            88.00%



(1) Commenced operations on June 13, 1997.
(2) Commenced operations on November 24, 1997.
(3) Commenced operations on April 20, 1992.

 *  Annualized
 +  Returns are for the period indicated.
(4) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

                                    30 & 31

                                      Notes

Expedition Equity Fund
Expedition Bond Fund

Investment Shares-Class A, Investment Shares-Class B,
Institutional Shares

March 1, 1999

INVESTMENT ADVISER AND CUSTODIAN
COMPASS BANK
15 S. 20TH STREET
BIRMINGHAM, ALABAMA  35233

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
ONE FREEDOM VALLEY DRIVE
OAKS, PENNSYLVANIA 19456

LEGAL COUNSEL
MORGAN, LEWIS & BOCKIUS LLP
1800 M STREET, N.W.
WASHINGTON, DC 20036

MORE INFORMATION ABOUT EXPEDITION FUNDS IS AVAILABLE WITHOUT CHARGE THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
THE SAI DATED MARCH 1, 1999, INCLUDES DETAILED INFORMATION ABOUT EXPEDITION FUNDS. THE SAI IS ON FILE WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THIS MEANS THAT THE SAI, FOR LEGAL PURPOSES, IS A PART OF THIS PROSPECTUS.

ANNUAL AND SEMI-ANNUAL REPORTS
THESE REPORTS LIST THE FUNDS' HOLDINGS AND CONTAIN INFORMATION FROM THE FUNDS' MANAGERS ABOUT STRATEGIES, AND RECENT MARKET CONDITIONS AND TRENDS. THE REPORTS ALSO CONTAIN DETAILED FINANCIAL INFORMATION ABOUT THE FUNDS.

TO OBTAIN MORE INFORMATION:
BY TELEPHONE: CALL 1-800-992-2085

BY MAIL: WRITE TO US
EXPEDITION FUNDS
C/O STATE STREET BANK AND TRUST COMPANY
P.O. BOX 8010
BOSTON, MASSACHUSETTS 02266

FROM THE SEC: YOU CAN ALSO OBTAIN THE SAI OR THE ANNUAL AND SEMI-ANNUAL REPORTS, AS WELL AS OTHER INFORMATION ABOUT EXPEDITION FUNDS, FROM THE SEC'S WEBSITE ("HTTP://WWW.SEC.GOV"). YOU MAY REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, DC (FOR INFORMATION CALL 1-800-SEC-0330). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, DC 20549-6009. EXPEDITION FUNDS' INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-5900.

EXP-F-020-01





Prospectus

Expedition Money Market Fund

Expedition Tax-Free Money Market Fund

Investment Service Shares

March 1, 1999



[cover graphic omitted]



[logo omitted]
EXPEDITION FUNDS [register mark omitted]


Investment Adviser: COMPASS BANK
The Securities and Exchange Commission has not approved any Fund shares or determined whether this prospectus is accurate or complete. It is a crime for anyone to tell you otherwise.

How To Read This Prospectus

[graphic of binoculars omitted]

Expedition Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Investment Service Shares of the Expedition Money Market Fund and Expedition Tax-Free Money Market Fund that you should know before investing. Please read this prospectus and keep it for future reference.
    Expedition Funds also offers shares of the Expedition Equity Fund and Expedition Bond Fund in a separate prospectus which is available by calling 1-800-992-2085.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:
                                                                          PAGE
Money Market Fund                                                            2
Tax-Free Money Market Fund                                                   6
Each Fund's Other Investments                                                9
Investment Adviser And Sub-Adviser                                           9
Purchasing, Selling And Exchanging Fund Shares                              10
Shareholder Services                                                        15
Dividends, Distributions And Taxes                                          16
Custodian                                                                   16
Financial Highlights                                                        18
How To Obtain More Information About
   The Expedition Funds                                             Back Cover


Boxed copy
--------------------------------------------------------------------------------
SHARES OF THE EXPEDITION FUNDS ARE NOT DEPOSITS OF OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY COMPASS BANK, COMPASS BANCSHARES, INC. OR ANY OF THEIR AFFILIATES, OR ANY BANK, AND ARE NOT OBLIGATIONS OF, GUARANTEED BY OR INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

AN INVESTMENT IN SHARES OF THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF ALL OR A PORTION OF THE PRINCIPAL INVESTED, AND THE INVESTMENT RETURN AND VALUE OF SHARES OF THE FUNDS WILL FLUCTUATE SO THAT AN INVESTMENT, WHEN LIQUIDATED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

EACH MONEY MARKET FUND TRIES TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT WE CANNOT GUARANTEE THIS.

COMPASS BANK SERVES AS INVESTMENT ADVISER AND CUSTODIAN TO THE EXPEDITION FUNDS, AND COMPASS BANK AND VARIOUS OF ITS AFFILIATES MAY PROVIDE VARIOUS SERVICES TO THE FUNDS, FOR WHICH INVESTMENT ADVISORY, CUSTODIAN AND OTHER SERVICES COMPASS BANK AND/OR SUCH OTHER AFFILIATES ARE ENTITLED TO RECEIVE COMPENSATION.
--------------------------------------------------------------------------------

Introduction--Information Common To Both Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.
    Each Fund has an investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in a Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

Risks of Investing in the Funds
An investment in either Fund is not a deposit of Compass Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in either Fund.

Year 2000 Risk -- The Funds depend on the smooth functioning of computer systems in almost every aspect of their business. Like other mutual funds, businesses and individuals around the world, the Funds could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000, and distinguish between the year 2000 and the year 1900. The Funds have asked their service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and is seeking assurances from each service provider that they are devoting significant resources to prevent material adverse consequences to the Funds. While it is likely that such assurances will be obtained, the Funds and their shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Funds do business.

Expedition Money Market Fund

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Fund Summary


Investment Goal                     Current income consistent with stability of
                                    principal
--------------------------------------------------------------------------------
Investment Focus                    Money market instruments
--------------------------------------------------------------------------------
Share Price Volatility              Very low
--------------------------------------------------------------------------------
Principal Investment Strategy       Investing in a broad range of high quality
                                    short-term U.S. dollar denominated debt
                                    securities
--------------------------------------------------------------------------------
Investor Profile                    Conservative investors who want to receive
                                    current income through a liquid investment
--------------------------------------------------------------------------------

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Investment Strategy of the
Expedition Money Market Fund

The Fund invests in a broad range of high quality short-term U.S. dollar denominated money market instruments, such as obligations of the U.S. Treasury, agencies and instrumentalities of the U.S. government, domestic and foreign banks, domestic and foreign corporations, supranational entities, and foreign governments. The Fund may also enter into fully collateralized repurchase agreements. The Fund's portfolio is comprised only of short-term debt securities that are rated in the highest category by nationally recognized ratings organizations or securities that the Adviser determines are of equal quality. The Fund will maintain an average dollar weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less.
    The Adviser's investment selection process seeks to add value through security selection, sector rotation and positioning on the yield curve. Securities are chosen based on the issuer's financial condition, the financial condition of any person or company which guarantees the credit of the issuer, liquidity and competitive yield. The Fund attempts to avoid purchasing or holding securities that are subject to a decline in credit quality through careful credit screening as well as ongoing monitoring of each issuer and any person or company providing credit support.

[graphic of life buoy omitted]

Principal Risks of Investing in the Expedition Money Market Fund


An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


[graphic of target omitted]

Performance Information


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Investment Service Shares from year to year.*

[plot points follows:]


1991          5.99%
1992          3.73%
1993          2.77%
1994          3.65%
1995          5.59%
1996          4.86%
1997          5.03%
1998          4.99%



                    BEST QUARTER              WORST QUARTER
                        1.67%                     0.66%
                     (03/31/91)                (03/31/94)

*  The performance information shown above is based on a calendar year.

CALL 1-800-992-2085 FOR THE FUND'S MOST CURRENT 7-DAY YIELD.


This table presents the Fund's average annual total returns for the periods ending December 31, 1998.
                                                              Since Inception
Investment Service Shares        1 Year         5 Years          (2/5/90)
--------------------------------------------------------------------------------
Money Market Fund                 4.99%          4.82%             4.92%
--------------------------------------------------------------------------------

Expedition Money Market Fund

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses deducted from Fund assets)*

                                                       Investment Service Shares
--------------------------------------------------------------------------------
Management Fees                                                  .40%
--------------------------------------------------------------------------------
Shareholder Servicing Fees                                       .25%
--------------------------------------------------------------------------------
Other Expenses                                                   .26%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             .91%
--------------------------------------------------------------------------------

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER IS WAIVING A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THE ADVISER MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

         MONEY MARKET FUND -- INVESTMENT SERVICE SHARES        .68%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Shareholder Services."

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.
    The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs may be higher or lower, your approximate costs of investing $10,000 in the Fund would be:

1 Year                 3 Years              5 Years               10 Years
--------------------------------------------------------------------------------
  $93                   $290                 $504                  $1,120
--------------------------------------------------------------------------------

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Expedition Tax-Free Money Market Fund

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Fund Summary


--------------------------------------------------------------------------------
Investment Goal                 Current income exempt from Federal income taxes
                                consistent with stability of principal
--------------------------------------------------------------------------------
Investment Focus                Tax-free money market instruments
--------------------------------------------------------------------------------
Share Price Volatility          Very low
--------------------------------------------------------------------------------
Principal Investment Strategy   Investing in a well diversified portfolio
                                of short-term municipal securities which pay
                                interest that is exempt from Federal
                                income taxes
--------------------------------------------------------------------------------
Investor Profile                Taxable investors who want income exempt from
                                federal income taxes through a liquid investment
--------------------------------------------------------------------------------

[graphic of binoculars omitted]

Investment Strategy of the Expedition
Tax-Free Money Market Fund

The Fund invests substantially all of its assets in a broad range of high quality short-term municipal money market instruments that pay interest that is exempt from Federal income taxes. The issuers of these securities may be state and local governments and agencies located in any of the fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Fund's portfolio seeks to be well diversified among these issuers, and will be comprised only of short-term debt securities that are rated in one of the two highest categories by nationally recognized ratings organizations, or have been determined by the Sub-Adviser to be of equal quality. The Fund will maintain an average dollar weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less.

The Adviser has engaged Weiss, Peck & Greer, L.L.C. as sub-adviser (Sub-Adviser) to manage the Fund on a day-to-day basis. The Sub-Adviser's investment selection process seeks to add value through a strategy that takes advantage of the inefficient nature of the municipal securities market rather than attempting to predict interest rate movements. Securities are chosen based on the issuer's financial condition, the financial condition of any person or company which guarantees the credit of the issuer, liquidity and competitive yield. The Fund attempts to avoid purchasing or holding securities that are subject to a decline in credit quality of the issue through careful credit screening, as well as ongoing monitoring of each issuer and any person or company providing credit support.


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Principal Risks of Investing in the Expedition
Tax-Free Money Market Fund

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates.
    There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.
    Since the Fund often purchases securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.


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Performance Information

The Fund commenced operations on May 20, 1998 and did not have a full calendar year of performance information at the time this prospectus was printed.

Expedition Tax-Free Money Market Fund


[graphic of portfolio omitted]

Fund Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*
                                                      Investment Service Shares
--------------------------------------------------------------------------------
Management Fees                                                   .40%
--------------------------------------------------------------------------------
Shareholder Servicing Fees                                        .25%
--------------------------------------------------------------------------------
Other Expenses                                                    .38%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             1.03%
--------------------------------------------------------------------------------

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER IS WAIVING A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THE ADVISER MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

          TAX-FREE MONEY MARKET FUND -- INVESTMENT SERVICE SHARES .68%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Shareholder Services."

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.
    The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs may be higher or lower, your approximate costs of investing $10,000 in the Fund would be:

1 Year                 3 Years               5 Years              10 Years
--------------------------------------------------------------------------------
 $105                   $328                  $569                 $1,259
--------------------------------------------------------------------------------

Each Fund's Other Investments


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In addition to the investments and strategies described in this prospectus, the Funds also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that either Fund will achieve its investment goal.


[graphic of pointing hand omitted]

Investment Adviser And Sub-Adviser

The Investment Adviser makes investment decisions for the Money Market Fund and continuously reviews, supervises and administers the Money Market Fund's investment program. The Adviser oversees the Sub-Adviser to ensure compliance with the Tax-Free Money Market Fund's investment policies and guidelines, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the investment advisory fees it receives (described below). The Board of Trustees of Expedition Funds supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.
    Compass Bank, a wholly-owned subsidiary of Compass Bancshares, Inc. (Compass Bancshares), serves as the Adviser to the Funds. Compass Bank has served as investment adviser to mutual funds since 1990. Through the Compass Asset Management Group, the Adviser and its affiliates provide investment advisory and management services for the assets of individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 1998, Compass Bank had approximately $7.8 billion in assets under administration, with investment discretion over $2.6 billion. For the fiscal period ended October 31, 1998, Compass Bank received advisory fees as a percentage of average daily net assets (after waivers) of:

          Money Market Fund                 .17%

          Tax-Free Money Market Fund        .10%

    The Adviser has agreed to voluntarily waive a portion of its fees and reimburse certain expenses of each Fund in order to limit the total operating expenses of the Investment Service Shares of the Money Market Fund and the Tax-Free Money Market Fund to 0.68% of the average daily net assets of each Fund. The Adviser may discontinue all or part of these waivers at any time.

Investment Adviser And Sub-Adviser

    Weiss, Peck & Greer, L.L.C. (WPG), One New York Plaza, New York, NY 10004, serves as the Sub-Adviser and manages the Tax-Free Money Market Fund on a day-to-day basis. WPG was founded in 1970, and engages in investment management, venture capital management and management buyouts. Since its founding, WPG has been active in managing portfolios of tax exempt securities. WPG selects, buys and sells securities for the Fund under the supervision of the Adviser and the Board of Trustees.

Purchasing, Selling And Exchanging Fund Shares

    This section tells you how to buy, sell (sometimes called "redeem") or exchange shares of the Funds.
    Investment Service Shares are for individual and institutional investors. Investment Service Shares are also available to customers of subsidiaries and other affiliates of Compass Bancshares, including certain customers main-taining accounts with the Compass Asset Management Group or obtaining brokerage, investment and similar services through Compass Brokerage, Inc. or other subsidiaries or affiliates of Compass Bancshares.


[graphic of dollar sign omitted]

How to Purchase Fund Shares

You may purchase shares by:

    [Bullet]    Mail

    [Bullet]    Telephone, or

    [Bullet]    Wire

To purchase shares directly from us, please call 1-800-992-2085, or complete and send in an account application. To purchase Investment Service Shares through their Compass Asset Management Group account, customers should contact their authorized Asset Management Group representative. Compass Brokerage, Inc. customers should contact their Compass Brokerage, Inc. authorized representative. Unless you arrange to pay by wire, write your check, payable in U.S. dollars, to "Expedition Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks or cash.

Purchasing, Selling And Exchanging Fund Shares

    You may also purchase shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

General Information

You may purchase shares on any day that the New York Stock Exchange and the Federal Reserve are open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the New York Stock Exchange or the Federal Reserve is closed.
    A Fund may reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.
    The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund receives your purchase order. We expect that the NAV of the Funds will remain constant at $1.00 per share.
    The Money Market Fund calculates its NAV each business day at 12 noon and 4:00 p.m. Central time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, generally the Fund must receive your order and Federal funds (readily available funds) before 4:00 p.m. Central time.
    The Tax-Free Money Market Fund calculates its NAV each Business Day at 12:00 noon Central time and the close of normal trading on the New York Stock Exchange (normally 3:00 p.m. Central time). So, for you to be eligible to receive divi-dends declared on the day you submit your purchase order, generally the Fund must receive your order before 11:30 a.m. Central time and Federal funds (readily available funds) before 1:00 p.m. Central time.

Purchasing, Selling And Exchanging Fund Shares

How We Calculate NAV

NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund.
    In calculating NAV for the Funds, we generally value a Fund's investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Minimum Purchases

To purchase Investment Service Shares for the first time, you must invest at least $1,000 in either Fund. The minimum purchase amount for IRA accounts is $500. The minimum is $25 in the case of directors, officers and employees of Compass Bancshares and its affiliates (and members of their immediate families) participating in the Systematic Investment Plan. Your subsequent investments in either Fund must be made in amounts of at least $100 ($25 for directors, officers and employees of Compass Bancshares and its affiliates and members of their immediate families).

A Fund may accept investments of smaller amounts at its discretion.

Systematic Investment Plan

If you have a checking or savings account with a bank, you may purchase shares of either Fund automatically through regular deductions from your account. Once your account has been opened, you may begin regularly scheduled investments of at least $100 ($25 in the case of directors, officers and employees of Compass Bancshares and its affiliates and members of their immediate families) for each Fund.

Purchasing, Selling And Exchanging Fund Shares

[graphic of dollar bill omitted]

How to Sell your Fund Shares

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Compass Asset Management Group customers should contact their Asset Management Group authorized representative. Customers of Compass Brokerage Inc. should contact their Compass Brokerage authorized representative.
    If you own your shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone by calling 1-800-992-2085.
    If you would like to sell $40,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).
    The sale price of each share will be the next NAV determined after we receive your request. Redemption requests received before 11:30 a.m. Central time for the Tax-Free Money Market Fund and before 4:00 p.m. Central time for the Money Market Fund will not be entitled to that day's dividend.

Systematic Withdrawal Plan

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have an account with a bank, electronically transferred to your account.

Receiving Your Money

Normally, we will send your sale proceeds within one Business Day after we receive your request, and in any event within seven days. Your proceeds can be wired to your bank account (amounts less than $5,000 may be subject to a wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

Purchasing, Selling And Exchanging Fund Shares

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Redemptions of Your Shares

If your account balance drops below $1,000 because of redemptions, the Fund may redeem your shares. But, the Fund will always give you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in our Statement of Additional Information.


[graphic of dollar sign omitted]

How to Exchange Your Shares

You may exchange your shares on any Business Day by contacting us directly by mail or telephone by calling 1-800-992-2085.
    You may also exchange shares through your financial institution by mail or telephone. Compass Asset Management customers should contact their Asset Management Group authorized representative. Customers of Compass Brokerage Inc. should contact their Compass Brokerage authorized representative. Exchange requests must be for an amount of at least $1,000 ($25 for directors, officers and employees of Compass Bancshares and members of their immediate families).

Purchasing, Selling And Exchanging Fund Shares

    IF YOU RECENTLY PURCHASED SHARES BY CHECK, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.
    When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.
    If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Shareholder Services

Each Fund has adopted a shareholder service plan that allows the Funds to pay service fees for services provided to Investment Service shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Shareholder servicing fees under the plan, as a percentage of average daily net assets, are .25% for Investment Service Shares.
    The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor. Under any such program, the Distributor may provide incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of the Funds.

Dividends, Distributions And Taxes

Dividends are declared daily and paid monthly. Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.
    You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and its shareholders. This summary is based on current tax laws, which may change.
    The Funds will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.
    The Tax-Free Money Market Fund intends to distribute federally tax-exempt income. The Tax-Free Money Market Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by the Fund may be taxable.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

Custodian

Compass Bank serves as Custodian for the assets of the Funds. It receives an annual fee of .02% of each Fund's daily average net assets for this service.

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Financial Highlights

The tables that follow present performance information about Investment Service Shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Deloitte & Touche LLP, independent public accountants. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-992-2085.

For the periods ended October 31, For a Share Outstanding Throughout each
Period.






                                   NET                     REALIZED AND      DISTRIBUTIONS                 NET ASSET
                              ASSET VALUE,      NET         UNREALIZED         FROM NET    DISTRIBUTIONS    VALUE,
                               BEGINNING    INVESTMENT       GAINS ON         INVESTMENT       FROM          END OF      TOTAL
                                OF PERIOD    INCOME     SECURITIES (LOSSES)     INCOME     CAPITAL GAINS     PERIOD      RETURN+
                              ------------  ----------  ------------------   ------------  -------------   ---------   -----------
-----------------
Money Market Fund
-----------------
  Investment Service Shares (1)
  1998                          $ 1.00         0.05             --               (0.05)          --         $  1.00       5.07%
  1997                            1.00         0.08             --               (0.08)          --            1.00       4.97%
  1996                            1.00         0.04             --               (0.04)          --            1.00       4.95%
  1995                            1.00         0.05             --               (0.05)          --            1.00       5.51%
  1994                            1.00         0.03             --               (0.03)          --            1.00       3.29%
  1993                            1.00         0.03             --               (0.03)          --            1.00       2.84%
  1992                            1.00         0.04             --               (0.04)          --            1.00       4.07%
  1991                            1.00         0.06             --               (0.06)          --            1.00       6.44%
  1990 (2)                        1.00         0.06             --               (0.06)          --            1.00       5.89%
--------------------------
Tax-Free Money Market Fund
--------------------------
  Investment Service Shares (3)
  1998                          $ 1.00         0.01             --               (0.01)          --         $  1.00       1.33%





                                                                                       RATIO         RATIO OF NET
                                                                                    OF EXPENSES   INVESTMENT INCOME
                                                                    RATIO OF NET    TO AVERAGE       TO AVERAGE
                                                     RATIO OF        INVESTMENT     NET ASSETS       NET ASSETS
                                   NET ASSETS        EXPENSES          INCOME        (EXCLUDING       (EXCLUDING
                                     END OF         TO AVERAGE       TO AVERAGE    WAIVERS AND      WAIVERS AND         PORTFOLIO
                                   PERIOD (000)     NET ASSETS        NET ASSETS   REIMBURSEMENTS)  REIMBURSEMENTS)   TURNOVER RATE
                                 --------------    -----------      ------------   --------------   --------------    -------------
-----------------
Money Market Fund
-----------------
  Investment Service Shares (1)
  1998                              $142,910          0.68%            4.95%            0.91%           4.73%              --
  1997                               147,651          0.73%            4.84%            0.85%           4.72%              --
  1996                               136,666          0.71%            4.85%            0.71%           4.85%              --
  1995                               141,434          0.56%            5.38%            0.66%           5.28%              --
  1994                               158,367          0.75%            3.26%            0.79%           3.22%              --
  1993                               131,508          0.70%            2.83%            0.70%           2.83%              --
  1992                               187,394          0.64%            4.01%            0.65%           4.00%              --
  1991                               212,997          0.62%            6.13%            0.67%           6.08%              --
  1990 (2)                           117,716          0.58%*           7.80%*           0.68%*          7.70%*             --
--------------------------
Tax-Free Money Market Fund
--------------------------
  Investment Service Shares (3)
  1998                             $  64,542          0.68%*           2.95%*           0.78%*          2.85%*             --


(1) During 1997, the Starburst Money Market Trust Shares were renamed the Expedition Money Market Investment Service Shares.
(2) Commenced operations on February 5, 1990.
(3) Commenced operations on May 20, 1998.
  * Annualized
  + Returns are for the period indicated and have not been annualized.

                                    18 & 19

                                      Notes

Expedition Money Market Fund

Expedition Tax-Free Money Market Fund

Investment Service Shares

March 1, 1999

INVESTMENT ADVISER AND CUSTODIAN
COMPASS BANK
15 S. 20TH STREET
BIRMINGHAM, ALABAMA 35233

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
ONE FREEDOM VALLEY DRIVE
OAKS, PENNSYLVANIA 19456

LEGAL COUNSEL
MORGAN, LEWIS & BOCKIUS LLP
1800 M STREET, N.W.
WASHINGTON, DC 20036

MORE INFORMATION ABOUT EXPEDITION FUNDS IS AVAILABLE WITHOUT CHARGE THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
THE SAI DATED MARCH 1, 1999, INCLUDES DETAILED INFORMATION ABOUT EXPEDITION FUNDS. THE SAI IS ON FILE WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THIS MEANS THAT THE SAI, FOR LEGAL PURPOSES, IS A PART OF THIS PROSPECTUS.

ANNUAL AND SEMI-ANNUAL REPORTS
THESE REPORTS LIST THE FUNDS' HOLDINGS AND CONTAIN INFORMATION FROM THE FUNDS' MANAGERS ABOUT STRATEGIES, AND RECENT MARKET CONDITIONS AND TRENDS. THE REPORTS ALSO CONTAIN DETAILED FINANCIAL INFORMATION ABOUT THE FUNDS.

TO OBTAIN MORE INFORMATION:
BY TELEPHONE: CALL 1-800-992-2085

BY MAIL: WRITE TO US
EXPEDITION FUNDS
C/O STATE STREET BANK AND TRUST COMPANY
P.O. BOX 8010
BOSTON, MASSACHUSETTS  02266

FROM THE SEC: YOU CAN ALSO OBTAIN THE SAI OR THE ANNUAL AND SEMI-ANNUAL REPORTS, AS WELL AS OTHER INFORMATION ABOUT EXPEDITION FUNDS, FROM THE SEC'S WEBSITE ("HTTP://WWW.SEC.GOV"). YOU MAY REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, DC (FOR INFORMATION CALL 1-800-SEC-0330). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, DC 20549-6009. EXPEDITION FUNDS' INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-5900.

EXP-F-021-01




Prospectus

Expedition Money Market Fund

Expedition Tax-Free Money Market Fund

Institutional Shares

March 1, 1999

[Expedition Logo omitted]

INVESTMENT ADVISER: COMPASS BANK
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED ANY FUND SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIME FOR ANYONE TO TELL YOU OTHERWISE.

How To Read This Prospectus

[graphic of binoculars omitted]

Expedition Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Institutional Shares of the Expedition Money Market Fund and Expedition Tax-Free Money Market Fund that you should know before investing. Please read this prospectus and keep it for future reference.
    Expedition Funds also offers shares of the Expedition Equity Fund and Expedition Bond Fund in a separate prospectus which is available by calling 1-800-992-2085.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:
                                                                           PAGE
Money Market Fund                                                            2
Tax-Free Money Market Fund                                                   6
Each Fund's Other Investments                                                9
Investment Adviser And Sub-Adviser                                           9
Purchasing, Selling And Exchanging Fund Shares                              10
Dividends, Distributions And Taxes                                          14
Custodian                                                                   15
Financial Highlights                                                        16
How To Obtain More Information About
   The Expedition Funds                                            Back Cover


Boxed copy
--------------------------------------------------------------------------------
SHARES OF THE EXPEDITION FUNDS ARE NOT DEPOSITS OF OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY COMPASS BANK, COMPASS BANCSHARES, INC. OR ANY OF THEIR AFFILIATES, OR ANY BANK, AND ARE NOT OBLIGATIONS OF, GUARANTEED BY OR INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

AN INVESTMENT IN SHARES OF THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF ALL OR A PORTION OF THE PRINCIPAL INVESTED, AND THE INVESTMENT RETURN AND VALUE OF SHARES OF THE FUNDS WILL FLUCTUATE SO THAT AN INVESTMENT, WHEN LIQUIDATED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

EACH MONEY MARKET FUND TRIES TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT WE CANNOT GUARANTEE THIS.

COMPASS BANK SERVES AS INVESTMENT ADVISER AND CUSTODIAN TO THE EXPEDITION FUNDS, AND COMPASS BANK AND VARIOUS OF ITS AFFILIATES MAY PROVIDE VARIOUS SERVICES TO THE FUNDS, FOR WHICH INVESTMENT ADVISORY, CUSTODIAN AND OTHER SERVICES COMPASS BANK AND/OR SUCH OTHER AFFILIATES ARE ENTITLED TO RECEIVE COMPENSATION.
--------------------------------------------------------------------------------

Introduction--Information Common To Both Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.
    Each Fund has an investment goal and strategies for reaching that goal.
The investment managers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in a Fund involves risks and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

Risks of Investing in the Funds

An investment in either Fund is not a deposit of Compass Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in either Fund.

YEAR 2000 RISK -- The Funds depend on the smooth functioning of computer systems in almost every aspect of their business. Like other mutual funds, businesses and individuals around the world, the Funds could be adversely affected if the computer systems used by their service providers do not properly process dates on and after January 1, 2000, and distinguish between the year 2000 and the year 1900. The Funds have asked their service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and are seeking assurances from each service provider that they are devoting significant resources to prevent material adverse consequences to the Funds. While it is likely that such assurances will be obtained, the Funds and their shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Funds do business.

Expedition Money Market Fund

[graphic of portfolio omitted]
Fund Summary

Investment Goal          Current income consistent with stability of principal
--------------------------------------------------------------------------------
Investment Focus         Money market instruments
--------------------------------------------------------------------------------
Share Price Volatility   Very low
--------------------------------------------------------------------------------
Principal Investment     Investing in a broad range of high quality short-term
 Strategy                U.S. dollar denominated debt securities
--------------------------------------------------------------------------------
Investor Profile         Conservative investors who want to receive current
                         income through a liquid investment
--------------------------------------------------------------------------------

[graphic of binoculars omitted]

Investment Strategy of the
Expedition Money Market Fund

The Fund invests in a broad range of high quality short-term U.S. dollar denominated money market instruments, such as obligations of the U.S. Treasury agencies and instrumentalities of the U.S. government, domestic and foreign banks, domestic and foreign corporations, supranational entities, and foreign governments. The Fund may also enter into fully collaterized repurchase agreements. The Fund's portfolio is comprised only of short-term debt securities that are rated in the highest category by nationally recognized ratings organizations or securities that the Adviser determines are of equal quality. The Fund will maintain an average dollar weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less.
    The Adviser's investment selection process seeks to add value through security selection, sector rotation and positioning on the yield curve. Securities are chosen based on the issuer's financial condition, the financial condition of any person or company which guarantees the credit of the issuer, liquidity and competitive yield. The Fund attempts to avoid purchasing or holding securities that are subject to a decline in credit quality through careful credit screening as well as ongoing monitoring of each issuer and any person or company providing credit support.

[graphic of life buoy omitted]
Principal Risks of Investing in the Expedition Money Market Fund


An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

[graphic of target omitted]
Performance Information


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Institutional Shares from year to year.*



[bar chart omitted]
graphic showing performance of 5.25% for one year 1998


                  BEST QUARTER            WORST QUARTER
                      1.31%                   1.24%
                   (09/30/98)              (12/31/98)

*The performance information shown above is based on a calendar year.

CALL 1-800-992-2085 FOR THE FUND'S MOST CURRENT 7-DAY YIELD.

This table shows the Fund's average annual total returns for the periods ending December 31, 1998.
                                                              Since Inception
Institutional Shares                   1 Year                    (6/9/97)
--------------------------------------------------------------------------------
Money Market Fund                        5.25%                     5.31%
--------------------------------------------------------------------------------

Expedition Money Market Fund


[graphic of dollar sign omitted]
Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*
                                                     Institutional Shares
--------------------------------------------------------------------------------
Management Fees                                              .40%
--------------------------------------------------------------------------------
Other Expenses                                               .26%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                         .66%
--------------------------------------------------------------------------------

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER IS WAIVING A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THE ADVISER MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

         MONEY MARKET FUND - INSTITUTIONAL SHARES    .43%

For more information about these fees, see "Investment Adviser and Sub-Adviser."

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.
    The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs may be higher or lower, your approximate costs of investing $10,000 in the Fund would be:


1 Year                  3 Years               5 Years             10 Years
--------------------------------------------------------------------------------
  $67                     $211                  $368                 $822
--------------------------------------------------------------------------------

Expedition Tax-Free Money Market Fund

[graphic of portfolio omitted]
Fund Summary


--------------------------------------------------------------------------------
Investment Goal         Current income exempt from Federal income taxes
                        consistent with stability of principal
--------------------------------------------------------------------------------
Investment Focus        Tax-free money market instruments
--------------------------------------------------------------------------------
Share Price Volatility  Very low
--------------------------------------------------------------------------------
Principal Investment    Investing in a well diversified portfolio of short-term
 Strategy               municipal securities which pay interest that is exempt
                        from Federal income taxes
--------------------------------------------------------------------------------
Investor Profile        Taxable investors who want income exempt from federal
                        income taxes through a liquid investment
--------------------------------------------------------------------------------

[graphic of binoculars omitted]
Investment Strategy of the Expedition
Tax-Free Money Market Fund

The Fund invests substantially all of its assets in a broad range of high quality short-term municipal money market instruments that pay interest that is exempt from Federal income taxes. The issuers of these securities may be state and local governments and agencies located in any of the fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Fund's portfolio seeks to be well diversified among these issuers, and will be comprised only of short-term debt securities that are rated in one of the two highest categories by nationally recognized ratings organizations, or have been determined by the Sub-Adviser to be of equal quality. The Fund will maintain an average dollar weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less.

The Adviser has engaged Weiss, Peck & Greer, L.L.C. as sub-adviser (Sub-Adviser) to manage the Fund on a day-to-day basis. The Sub-Adviser's investment selection process seeks to add value through a strategy that takes advantage of the inefficient nature of the municipal securities market rather than attempting to predict interest rate movements. Securities are chosen based on the issuer's financial condition, the financial condition of any person or company which guarantees the credit of the issuer, liquidity and competitive yield. The Fund attempts to avoid purchasing or holding securities that are subject to a decline in credit quality of the issue through careful credit screening, as well as ongoing monitoring of each issuer and any person or company providing credit support.

[graphic of life buoy omitted]
 Principal Risks of Investing in the Expedition
 Tax-Free Money Market Fund

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates.
    There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities.
    Since the Fund often purchases securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

[graphic of target omitted]
Performance Information


The Fund commenced operations on May 20, 1998 and did not have a full calendar year of performance information at the time this prospectus was printed.

--------------------------------------------------------------------------------
Expedition Tax-Free Money Market Fund


[graphic of dollar sign omitted]

Fund Fees and Expenses

--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*
                                                           Institutional Shares
--------------------------------------------------------------------------------
Management Fees                                                   .40%
--------------------------------------------------------------------------------
Other Expenses                                                    .38%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              .78%
--------------------------------------------------------------------------------

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER IS WAIVING A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THE ADVISER MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

         TAX-FREE MONEY MARKET FUND -- INSTITUTIONAL SHARES    .43%

For more information about these fees, see "Investment Adviser and Sub-Adviser."


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.
    The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs may be higher or lower, your approximate costs of investing $10,000 in the Fund would be:

1 Year                 3 Years                 5 Years            10 Years
--------------------------------------------------------------------------------
  $80                    $249                    $433                $966
--------------------------------------------------------------------------------

Each Fund's Other Investments

[graphic of life buoy omitted]

In addition to the investments and strategies described in this prospectus, the Funds also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that either Fund will achieve its investment goal.


Investment Adviser And Sub-Adviser

[graphic omitted]

The Investment Adviser makes investment decisions for the Money Market Fund and continuously reviews, supervises and administers the Money Market Fund's investment program. The Adviser oversees the Sub-Adviser to ensure compliance with the Tax-Free Money Market Fund's investment policies and guidelines, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the investment advisory fees it receives (described below). The Board of Trustees of Expedition Funds supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.
    Compass Bank, a wholly-owned subsidiary of Compass Bancshares, Inc. (Compass Bancshares), serves as the Adviser to the Funds. Compass Bank has served as investment adviser to mutual funds since 1990. Through the Compass Asset Management Group, the Adviser and its affiliates provide investment advisory and management services for the assets of individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 1998, Compass Bank had approximately $7.8 billion in assets under administration, with investment discretion over $2.6 billion. For the fiscal period ended October 31, 1998, Compass Bank received advisory fees as a percentage of average daily net assets (after waivers) of:

            Money Market Fund               .17%

            Tax-Free Money Market Fund      .10%

    The Adviser has agreed to voluntarily waive a portion of its fees and reimburse certain expenses of each Fund in order to limit the total operating expenses of the Institutional Shares of the Money Market Fund and the Tax-Free Money Market Fund to 0.43% of the average daily net assets of each Fund. The Adviser may discontinue all or part of these waivers at any time.

Investment Adviser And Sub-Adviser

    Weiss, Peck & Greer, L.L.C. (WPG), One New York Plaza, New York, NY 10004, serves as the Sub-Adviser and manages the Tax-Free Money Market Fund on a day-to-day basis. WPG was founded in 1970, and engages in investment management, venture capital management and management buyouts. Since its founding, WPG has been active in managing portfolios of tax exempt securities. WPG selects, buys and sells securities for the Fund under the supervision of the Adviser and the Board of Trustees.


Purchasing, Selling And Exchanging Fund Shares

This section tells you how to buy, sell (sometimes called "redeem") or exchange shares of the Funds.
    Institutional Shares are for financial institutions investing for their own or their customers' accounts. Institutional Shares are also available for purchase by subsidiaries and other affiliates of Compass Bancshares, including the Compass Asset Management Group, on behalf of certain qualifying fiduciary, trust, agency, investment advisory, asset allocation, custody or similar accounts.


[graphic of dollar bill omitted]
How to Purchase Fund Shares


You may purchase shares by:
   [Bullet]  Mail
   [Bullet]  Telephone, or
   [Bullet]  Wire

To purchase Institutional Shares, qualifying customers of the Compass Asset Management Group should contact their authorized Asset Management Group representative by calling Compass Bank. Unless you arrange to pay by wire, you must complete and send in an account application and enclose your check, payable in U.S. dollars, to "Expedition Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks or cash.

Purchasing, Selling And Exchanging Fund Shares

    You may also purchase shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

General Information

You may purchase shares on any day that the New York Stock Exchange and the Federal Reserve are open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the New York Stock Exchange or the Federal Reserve is closed.
    A Fund may reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.
    The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund receives your purchase order. We expect that the NAV of the Funds will remain constant at $1.00 per share.
    The Money Market Fund calculates its NAV each business day at 12:00 noon and 4:00 p.m. Central time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, generally the Fund must receive your order and Federal funds (readily available funds) before 4:00 p.m. Central time.
    The Tax-Free Money Market Fund calculates its NAV each Business Day at 12:00 noon Central time and the close of normal trading on the New York Stock Exchange (normally 3:00 p.m. Central time). So, for you to be eligible to receive dividends declared on the day you submit your purchase order, generally the Fund must receive your order before 11:30 a.m. Central time and Federal funds (readily available funds) before 1:00 p.m. Central time.

Purchasing, Selling And Exchanging Fund Shares

How We Calculate NAV

NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund.
    In calculating NAV for the Funds, we generally value a Fund's investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.


[graphic of dollar bill omitted]

How to Sell Your Fund Shares

Holders of the Institutional Shares may sell shares by following procedures established when they opened their account or accounts. If you have questions, customers of the Compass Asset Management Group should contact their Asset Management Group authorized representative. Other investors holding shares through a financial institution or intermediary should contact their financial institution or intermediary.
    If you would like to sell $40,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).
    The sale price of each share will be the next NAV determined after we receive your request. Redemption requests received before 11:30 a.m. Central time for the Tax-Free Money Market Fund and before 4:00 p.m. Central time for the Money Market Fund will not be entitled to that day's dividend.

Receiving Your Money

Normally, we will send your sale proceeds within one Business Day after we receive your request, and in any event within seven days. Your proceeds can be wired to your bank account (amounts less than $5,000 may be subject to a wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

Purchasing, Selling And Exchanging Fund Shares

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in our Statement of Additional Information.

[graphic of dollar bill omitted]

How to Exchange Your Shares

You may exchange your shares for any other Institutional Shares of the Expedition Funds on any Business Day by contacting us directly by mail or telephone by calling 1-800-992-2085.
    You may also exchange shares through your financial institution by mail or telephone. Customers of the Compass Asset Management Group should contact their Asset Management Group authorized representative.
    IF YOU RECENTLY PURCHASED SHARES BY CHECK, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.
    When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

Purchasing, Selling And Exchanging Fund Shares

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.


Dividends, Distributions And Taxes

Dividends are declared daily and paid monthly. Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.
    You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify us in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send us written notice.

Taxes

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and its shareholders. This summary is based on current tax laws, which may change.
    The Funds will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.
    The Tax-Free Money Market Fund intends to distribute the federally tax-exempt income. The Tax-Free Money Market Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by the Fund may be taxable.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

Custodian

Compass Bank serves as Custodian for the assets of the Funds. It receives an annual fee of .02% of each Fund's average daily net assets for this service.

Financial Highlights

The tables that follow present performance information about Institutional Shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Deloitte & Touche LLP, independent public accountants. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-992-2085.



For the periods ended October 31,
For a Share Outstanding Throughout each Period.
---------------------------------------------------------------------------------------------------------------------------




                           NET                  REALIZED AND    DISTRIBUTIONS                   NET ASSET
                      ASSET VALUE,      NET      UNREALIZED        FROM NET    DISTRIBUTIONS      VALUE,
                       BEGINNING    INVESTMENT  GAINS (LOSSES)  INVESTMENT        FROM            END OF          TOTAL
                        OF PERIOD    INCOME     ON SECURITIES      INCOME     CAPITAL GAINS       PERIOD          RETURN+
                      ------------  ----------  -------------   ------------  -------------     ---------       -----------

-----------------
MONEY MARKET FUND
-----------------
  Institutional Shares
  1998                    $ 1.00       0.05          --           (0.05)          --            $  1.00             5.33%
  1997(1)                   1.00       0.02          --           (0.02)          --               1.00             5.26%



                                                                             RATIO         RATIO OF NET
                                                                          OF EXPENSES    INVESTMENT INCOME
                                                           RATIO OF NET    TO AVERAGE       TO AVERAGE
                                           RATIO OF         INVESTMENT     NET ASSETS       NET ASSETS
                         NET ASSETS        EXPENSES           INCOME        (EXCLUDING      (EXCLUDING
                           END OF         TO AVERAGE        TO AVERAGE    WAIVERS AND      WAIVERS AND        PORTFOLIO
                         PERIOD (000)     NET ASSETS        NET ASSETS   REIMBURSEMENTS)  REIMBURSEMENTS)   TURNOVER RATE
                       --------------    -----------      ------------   --------------   --------------    -------------

-----------------
MONEY MARKET FUND
-----------------
  Institutional Shares
  1998                    $102,699           0.43%            5.18%          0.66%           4.95%                --
  1997(1)                   48,006           0.43%*           5.22%*         0.70%*          4.95%*               --

(1) Commenced operations on June 9, 1997.
 *  Annualized
 +  Returns are for the period indicated and have not been annualized.


                                     16 & 17

                                      Notes

                                      Notes

                                      Notes

Expedition Money Market Fund

Expedition Tax-Free Money Market Fund

Institutional Shares

March 1, 1999

INVESTMENT ADVISER AND CUSTODIAN
COMPASS BANK
15 S. 20TH STREET
BIRMINGHAM, ALABAMA 35233

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
ONE FREEDOM VALLEY DRIVE
OAKS, PENNSYLVANIA 19456

LEGAL COUNSEL
MORGAN, LEWIS & BOCKIUS LLP
1800 M STREET, N.W.
WASHINGTON, DC 20036

MORE INFORMATION ABOUT EXPEDITION FUNDS IS AVAILABLE WITHOUT CHARGE THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
THE SAI DATED MARCH 1, 1999, INCLUDES DETAILED INFORMATION ABOUT EXPEDITION FUNDS. THE SAI IS ON FILE WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THIS MEANS THAT THE SAI, FOR LEGAL PURPOSES, IS A PART OF THIS PROSPECTUS.

ANNUAL AND SEMI-ANNUAL REPORTS
THESE REPORTS LIST THE FUNDS'HOLDINGS AND CONTAIN INFORMATION FROM THE FUNDS' MANAGERS ABOUT STRATEGIES, AND RECENT MARKET CONDITIONS AND TRENDS. THE REPORTS ALSO CONTAIN DETAILED FINANCIAL INFORMATION ABOUT THE FUNDS.

TO OBTAIN MORE INFORMATION:
BY TELEPHONE: CALL 1-800-992-2085

BY MAIL: WRITE TO US
EXPEDITION FUNDS
C/O STATE STREET BANK AND TRUST COMPANY
P.O. BOX 8010
BOSTON, MASSACHUSETTS  02266

FROM THE SEC: YOU CAN ALSO OBTAIN THE SAI OR THE ANNUAL AND SEMI-ANNUAL REPORTS, AS WELL AS OTHER INFORMATION ABOUT EXPEDITION FUNDS, FROM THE SEC'S WEBSITE ("HTTP://WWW.SEC.GOV"). YOU MAY REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, DC (FOR INFORMATION CALL 1-800-SEC-0330). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, DC 20549-6009. EXPEDITION FUNDS' INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-5900.

EXP-F-022-01





                          EXPEDITION MONEY MARKET FUND
                      EXPEDITION TAX-FREE MONEY MARKET FUND
                              EXPEDITION BOND FUND
                             EXPEDITION EQUITY FUND

                      (PORTFOLIOS OF THE EXPEDITION FUNDS)

                                  MARCH 1, 1999

                        INVESTMENT ADVISER: COMPASS BANK

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of the Expedition Funds (the "Trust") and should be read in conjunction with the Trust's prospectuses dated March 1, 1999. Prospectuses may be obtained by writing to the Trust or calling toll-free 1-800-992-2085.

                                TABLE OF CONTENTS

THE TRUST.....................................................................1
ADDITIONAL INFORMATION ABOUT THE FUNDS AND
THEIR INVESTMENT OBJECTIVES...................................................1
DESCRIPTION OF PERMITTED INVESTMENTS..........................................4
INVESTMENT LIMITATIONS.......................................................17
REGULATORY COMPLIANCE........................................................24
INVESTMENT ADVISER...........................................................25
THE ADMINISTRATOR............................................................27
THE DISTRIBUTOR..............................................................28
THE TRANSFER AGENT...........................................................29
THE CUSTODIAN................................................................29
INDEPENDENT AUDITORS.........................................................29
LEGAL COUNSEL................................................................29
TRUSTEES AND OFFICERS OF THE TRUST...........................................30
PERFORMANCE INFORMATION......................................................34
COMPUTATION OF YIELD.........................................................35
CALCULATION OF TOTAL RETURN..................................................37
PURCHASING SHARES............................................................38
REDEEMING SHARES.............................................................40
DETERMINATION OF NET ASSET VALUE.............................................41
TAXES........................................................................43
FUND TRANSACTIONS............................................................48
TRADING PRACTICES AND BROKERAGE..............................................49
DESCRIPTION OF SHARES........................................................51
SHAREHOLDER LIABILITY........................................................51
LIMITATION OF TRUSTEES' LIABILITY............................................52
YEAR 2000....................................................................52
5% AND 25% SHAREHOLDERS......................................................53
EXPERTS......................................................................55

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The Trust

Each Fund is a portfolio in the Expedition Funds (the "Trust"). The Trust, formerly The Starburst Funds, was established as a Massachusetts business trust under a Declaration of Trust dated August 7, 1989.

Shares of the Expedition Money Market Fund and the Expedition Tax-Free Money Market Fund (together the "Money Market Funds") are offered in two classes, known as Investment Service Shares and Institutional Shares. Shares of the Expedition Bond Fund (the "Bond Fund") and the Expedition Equity Fund (the "Equity Fund") are offered in three classes, known as the Investment Shares - Class A ("Class A Shares") (formerly, Investment Shares), Investment Shares - Class B ("Class B Shares") and Institutional Shares. Each of the Money Market, Bond and Equity Funds are referred to herein as a "Fund" and collectively as the "Funds." Capitalized terms not defined herein are defined in the Prospectuses. No investment in shares of a Fund should be made without first reading the Fund's prospectus carefully.

Additional Information About the Funds and their Investment Objectives
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No Fund's investment objective can be changed without approval of shareholders.

Expedition Money Market Fund

The Money Market Fund's investment objective is to provide current income consistent with stability of principal.

The Fund invests in high quality money market instruments that are either rated in the highest short-term rating category by one or more nationally recognized statistical rating organizations or of comparable quality to securities having such ratings. Examples of these instruments include, but are not limited to:

     o debt obligations issued by U.S. and foreign corporations, including variable rate demand notes;

     o commercial paper (including Canadian Commercial Paper ("CCP") and Europaper);

     o certificates of deposit, demand and time deposits, bankers' acceptances and other instruments of domestic and foreign banks and other deposit institutions ("Bank Instruments");

     o   short-term credit facilities, such as demand notes;

     o debt obligations issued by Canada and other foreign nations, as well as by supranational entities such as the World Bank;

     o asset-backed and mortgage-backed securities, including collateralized mortgage obligations ("CMOs");

     o obligations issued or guaranteed as to payment of principal and interest by the U.S. Government or one of its agencies or instrumentalities ("Government Securities"); and

     o other money market instruments, including shares of other money market funds.

The Fund invests only in instruments denominated and payable in U.S. dollars.

Expedition Tax-Free Money Market Fund

The Tax-Free Money Market Fund's investment objective is to provide current income, exempt from Federal income taxes, consistent with stability of principal.

Under normal market conditions, the Fund will invest at least 80% of its net assets in eligible securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (collectively, "Municipal Securities"), the interest on which is exempt from Federal income tax. The Fund will invest at least 80% of its assets in Municipal Securities the interest on which is not treated as a preference item for purposes of the federal alternative minimum tax. This investment policy is a fundamental policy of the Fund. The Fund will purchase municipal bonds, municipal notes, municipal lease obligations, tax-exempt money market mutual funds, and tax-exempt commercial paper rated in the two highest short-term rating categories by a nationally recognized statistical rating organization (an "NRSRO") in accordance with Securities and Exchange Commission ("SEC") regulations at the time of investment or, if not rated, determined by the Adviser to be or comparable quality.

The Adviser will not invest 25% or more of the Fund's assets in Municipal Securities (a) whose issuers are located in the same state or (b) the interest on which is derived from revenues of similar type projects. This restriction does not apply to Municipal Securities in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities; or municipal utilities systems.

The Fund may purchase municipal obligations with demand features, including variable and floating rate obligations. In addition, the Fund may invest in commitments to purchase securities on a "when issued" basis and purchase securities subject to a standby commitment.


The Fund may invest up to 20% of the Fund's net assets in the aggregate in taxable money market instruments, taxable money market mutual funds, and securities subject to the alternative minimum tax. Taxable money market instruments in which the Fund may invest consist of (i) Municipal Securities;
(ii) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (iii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government, including STRIPS; (iv) high quality commercial paper issued by U.S. and foreign corporations; (v) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper; (vi) receipts (including TRs, TIGRs and CATs, as defined below) and (vii) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

The Fund may engage in securities lending and may also borrow money in amounts up to 33% of its net assets.

With respect to investments in U.S. treasury STRIPS, which are sold with original issue discount and do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Investment income received directly by the Fund on direct U.S. Government obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder as income dividends provided certain state specific conditions are satisfied. Interest received on repurchase agreements collateralized by direct U.S. Government obligations normally is not exempt from state taxation. The Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Fund is considered tax exempt in their particular states.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

Expedition Bond Fund

The Bond Fund's investment objective is to provide current income.

The Fund invests primarily in bonds as well as other fixed income securities. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in bonds, which may include debentures and notes, issued by U.S. and foreign companies as well as by U.S. and foreign governments and supranational entities. All such instruments must be denominated in U.S. dollars and must be rated "A" or better by one or more nationally recognized statistical rating organization ("NRSRO") at the time of purchase. Under normal circumstances, the Fund's average weighted maturity will be maintained at from 3 to 5 years. In the event that a security owned by the Fund is downgraded below the stated rating categories, the Adviser will review and take appropriate action with regard to the security. The Fund may invest any remaining assets in a variety of fixed income securities, as further described below.

The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. The estimated annual rate of portfolio turnover will not exceed 100%.

Expedition Equity Fund

The Equity Fund's investment objective is to provide growth of capital, with a secondary objective of income.

The Fund invests primarily (at least 80% of the value of its total assets) in common stocks issued by mid-and large-capitalization companies. The Fund may invest any remaining assets in warrants and rights to purchase common stocks, preferred stocks convertible into common stock, non-convertible preferred stocks, U.S. dollar denominated equity securities of foreign issuers listed on national securities exchanges or actively traded in the over-the counter market, and American Depositary Receipts ("ADRs"). The Fund also may purchase and sell ("write") put and call options (including options on indices) and may purchase financial futures contracts and options thereon. The Fund also may purchase bonds convertible into common stock and Standard & Poor's Depositary Receipts ("SPDRs").

The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. The estimated annual rate of portfolio turnover will not exceed 100%.


Description of Permitted Investments
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American Depository Receipts ("ADRs")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. Generally, ADRs are designed for trading in the U.S. securities market. ADRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's's underlying security. The Equity Fund may invest in ADRs traded on registered exchanges or on NASDAQ and may also invest in ADRs not traded on an established exchange.

While the Fund typically invests in sponsored ADRs, joint arrangements between the issuer and the depositary, some ADRs may be unsponsored. Unlike sponsored ADRs, the holders of unsponsored ADRs bear all expenses and the depositary may not be obligated to distribute shareholder communications or to pass through the voting rights on the deposited securities.

Asset-Backed Securities

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset-backed securities may be created in the future. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.


Bank Obligations

Bank obligations are short-term obligations issued by U.S. and foreign banks, including bankers' acceptances, certificates of deposit, custodial receipts, and time deposits. Eurodollar and Yankee Bank Obligations are U.S. dollar-denominated certificates of deposit or time deposits issued outside the U.S. by foreign branches of U.S. banks or by foreign banks.

Common and Preferred Stocks

Common and preferred stocks represent units of ownership in a corporation. Owners of common stock typically are entitled to vote on important matters. Owners of preferred stock ordinarily do not have voting rights, but are entitled to dividends at a specified rate. Preferred stock has a prior claim to common stockholders with respect to dividends.

Credit Enhanced Securities

Funds typically evaluate the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Money Market Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.

The Money Market Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.

Debt Securities

Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times (e.g., bonds, notes, debentures).

The Euro

On January 1, 1999, the European Monetary Union (EMU) implemented a new currency unit, the Euro. The countries initially converting or tieing their currencies to the Euro include Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal, and Spain. Financial transactions and market information, including share quotations and company accounts, in participating countries are denominated in Euros. Approximately 46% of the stock exchange capitalization of the total European market is now reflected in Euros, and participating governments now issue their bonds in Euros. Monetary policy for participating countries is now uniformly managed by a new central bank, the European Central Bank (ECB).

Although it is not possible to predict the impact of the Euro conversion on the Funds, the transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, investors may begin to view those countries participating in the EMU as a single entity, and the Adviser may need to adapt investment strategies accordingly. The process of implementing the Euro also may adversely affect financial markets worldwide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

Foreign Securities

Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Futures Contracts and Options on Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchase the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

A Fund may use futures contracts, and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired. They may also be used to minimize fluctuations in foreign currencies or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

Index futures are futures contracts for various indices that are traded on registered securities exchanges. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract which has previously been "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with or for the account of a broker or custodian to initiate and maintain open secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying the futures contracts they hold. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge the underlying securities.

The risk of loss in trading futures contracts can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to a Fund. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds will be engaged in futures transactions only for hedging purposes, the Advisers do not believe that the Funds will generally be subject to the risks of loss frequently associated with futures transactions. The Funds presumably would have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline. The risk of loss from the purchase of options is less as compared with the purchase or sale of futures contracts because the maximum amount at risk is the premium paid for the option.

Utilization of futures transactions by the Funds does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the fund securities being hedged. It is also possible that the Funds could both lose money on futures contracts and experience a decline in value of its fund securities. There is also the risk of loss by the Funds of margin deposits in the event of the bankruptcy of a broker with whom the Funds have an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Investment Company Shares

The Funds may purchase shares of other mutual funds to the extent consistent with applicable law. Investment companies typically incur fees that are separate from those fees incurred directly by the Funds. A Fund's purchase of such investment company securities results in the layering of expenses, such that you would indirectly bear a proportionate share of investment company operating expenses, such as advisory fees.

Lending of Portfolio Securities

The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

Municipal Securities

MUNICIPAL SECURITIES -- The two principal classifications of Municipal Securities are "general obligation" and "revenue" issues. General obligation issues are issues involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues, although the characteristics and method of enforcement of general obligation issues may vary according to the law applicable to the particular issuer. Revenue issues are payable only from the revenues derived from a particular facility or class of facilities or other specific revenue source. Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Certain private activity bonds that are issued by or on behalf of public authorities to finance various privately-owned or operated facilities are included within the term "Municipal Securities." Private activity bonds and industrial development bonds are generally revenue bonds, the credit and quality of which are directly related to the credit of the private user of the facilities.

Municipal Securities may also include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, certificates of indebtedness, demand notes, tax-exempt commercial paper, construction loan notes and other forms of short-term, tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. Project notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its project notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the project notes.

The quality of Municipal Securities, both within a particular classification and between classifications, will vary, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entity whose financial resources are supporting the securities), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating(s) may have different yields, while Municipal Securities of the same maturity and interest rate with different rating(s) may have the same yield.

An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

MUNICIPAL LEASES -- A Fund may invest in instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. The guidelines indicate that (a) the Adviser shall consider and evaluate such factors as it deems appropriate to determine that the securities to be purchased are liquid, including, but not limited to the following factors: (i) the frequency of trades and market quotations for the securities; (ii) the number of dealers willing and ready to purchase and sell the securities; (iii) the number of potential purchasers for the securities; (iv) whether any dealers have agreed to make a market in the securities; (v) the nature of the securities and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer;
(vi) whether the lease can be canceled; (vii) what assurances, if any, exist that the assets represented by the lease can be sold; (viii) the strength of the lessee's general credit; (ix) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operation of the municipality; and (x) the legal recourse in the event of failure to appropriate.

PUTS ON MUNICIPAL SECURITIES -- A Fund may acquire "puts" with respect to its acquisition of Municipal Securities. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. A Fund may sell, transfer, or assign the put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

The amount payable upon the exercise of a put is normally (i) a Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Puts on Municipal Securities may be acquired to facilitate the liquidity of portfolio assets and the reinvestment of assets at a rate of return more favorable than that of the underlying security. A Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

TAXABLE MUNICIPAL SECURITIES -- The Tax-Free Money Market Fund may invest up to 20% of its net assets in taxable securities, including Municipal Securities, such as certain private activity or industrial revenue bonds, the interest on which is not tax-exempt for Federal income tax purposes but which otherwise meet the Fund's investment criteria.

Other Investments

The Funds are not prohibited from investing in bank obligations issued by clients of SEI Investments Company ("SEI Investments"), the parent company of the Administrator and the Distributor. The purchase of Fund shares by these banks or their customers will not be a consideration in deciding which bank obligations the Funds will purchase. The Funds will not purchase obligations issued by the Adviser or its affiliates.

Privately Issued Mortgage-Related Securities

Privately issued mortgage-related securities generally represent an ownership interest in federal agency mortgage pass through securities such as those issued by Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass through mortgage loan pools.

Ratings

A nationally recognized statistical rating organizations' ("NRSROs") highest rating category is determined without regard for subcategories and gradations. For example, securities rated A-1 or A-1+ by Standard & Poor's Ratings Group ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 (+ or -) by Fitch Investors Service, Inc. ("Fitch") are all considered rated in the highest short-term rating category. The Money Market Funds will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in the highest short-term rating category; currently, unless a security is rated by only one NRSRO, such securities must be rated by two NRSROs in their highest rating category. See "Regulatory Compliance."

Repurchase Agreements

Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer as recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Advisers and Sub-Adviser monitor compliance with this requirement). Under all repurchase agreements entered into by a Fund, the appropriate Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

Restricted Securities

Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Permitted investments for the Funds include restricted securities, and each such Fund may invest up to 15% of its net assets (10% for the Money Market Funds) in illiquid securities, subject to each Fund's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale under 1933 Act Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Funds' Adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such Restricted Securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

Reverse Repurchase Agreements

Reverse repurchase agreements are similar to borrowing cash. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that a Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These assets are marked to market daily and maintained until the transaction is settled.

During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Money Market Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreement.

Securities Lending

Each Fund may lend securities pursuant to agreements which require that the loans be continuously secured by collateral at all times equal to 100% of the market value of the loaned securities which consists of: cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund's total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Funds may use the Distributor or a broker-dealer affiliate of the Adviser and Sub-Adviser as a broker in these transactions.

Standard & Poor's Depositary Receipts ("SPDRs")

SPDRs are securities that represent ownership in a unit investment trust (a "UIT") that holds a portfolio of common stocks designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"). SPDRs may be obtained from the UIT directly or purchased in the secondary market. SPDRs are generally listed on the American Stock Exchange.

The UIT will issue SPDRs in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

STRIPS

Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. An Advisor will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate the affected Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 under the Investment Company Act of 1940, as amended, (the "1940 Act"), the Money Market Funds' Adviser will only purchase STRIPS for Money Market Funds that have a remaining maturity of 397 days or less; therefore, the Money Market Funds currently may only purchase interest component parts of U.S. Treasury securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Money Market Funds' Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Money Market Funds.

U.S. Government Obligations

The types of U.S. Government obligations in which the Funds may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These securities are backed by:

o        the full faith and credit of the U.S. Treasury;
o        the issuer's right to borrow from the U.S. Treasury;
o the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
o        the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

o        Farm Credit Banks;
o        National Bank for Cooperatives;
o        Federal Home Loan Banks;
o        Farmers Home Administration; and
o        Fannie Mae.


Variable and Floating Rate Securities

Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Warrants

Warrants give holders the right, but not the obligation, to buy shares of a company at a given price, usually higher than the market price, during a specified period.

When-Issued Securities

The Funds may purchase debt obligations on a when-issued basis, in which case delivery and payment normally take place on a future date. The Funds will make commitments to purchase obligations on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. During the period prior to the settlement date, the securities are subject to market fluctuation, and no interest accrues on the securities to the purchaser. The payment obligation and the interest rate that will be received on the securities at settlement are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis may be used as a form of leveraging because the purchaser may accept the market risk prior to payment for the securities. The Funds, however, will not use such purchases for leveraging; instead, as disclosed in the Prospectus, the Funds will set aside assets to cover its commitments. If the value of these assets declines, the Funds will place additional liquid assets aside on a daily basis so that the value of the assets set aside is equal to the amount of the commitment.


When-Issued and Delayed Delivery Transactions

These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the appropriate Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. Each Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

Investment Limitations
--------------------------------------------------------------------------------

                                MONEY MARKET FUND

Fundamental Limitations

The Money Market Fund is subject to a number of fundamental investment restrictions that may be changed only by a vote of a majority of the outstanding shares of the Fund. A "majority of the outstanding shares" of the Trust or the Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Trust or the Fund present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Trust or the Fund.

Selling Short and Buying on Margin

The Money Market Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions.

Issuing Senior Securities and Borrowing Money

The Money Market Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements.

Pledging Assets

The Money Market Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Fund at the time of the pledge.

Concentration of Investments

The Money Market Fund will not invest 25% or more of the value of its total assets in any one industry except that the Fund will invest 25% of the value of its total assets in the commercial paper issued by finance companies.

The Fund may invest more than 25% of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

Investing in Commodities and Real Estate

The Money Market Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts. The Fund will not purchase or sell real estate, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

Investing in Restricted Securities

The Money Market Fund will not invest more than 10% of the value of its net assets in securities which are subject to legal or contractual restrictions on resale, except for commercial paper issued under Section 4(2) of the Securities Act of 1933.

Underwriting

The Money Market Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

Lending Cash or Securities

The Money Market Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements or engaging in other transactions where permitted by the Fund's investment objective, policies, limitations or Declaration of Trust.

Diversification of Investments

With respect to 75% of the value of its total assets, the Money Market Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.

Non-Fundamental Limitations

The following limitations may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Investing in Illiquid Securities

The Money Market Fund will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable time deposits with maturities over seven days, and certain restricted securities not determined by the Trustees to be liquid.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Money Market Fund does not expect to borrow money, pledge securities, invest in illiquid securities, restricted securities or engage in when-issued and delayed delivery transactions, or reverse repurchase agreements in excess of 5% of the value of its net assets during the coming fiscal year.

For purposes of its policies and limitations, the Money Market Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." For purposes of the Money Market Fund's limitation on industry concentration, "finance companies" are limited to U.S. banks and U.S. branches of foreign banks.

                         THE TAX-FREE MONEY MARKET FUND

Fundamental Limitations

The Tax-Free Money Market Fund is subject to a number of fundamental investment restric tions that may be changed only by a vote of a majority of the outstanding shares of the Fund. A "majority of the outstanding shares" of the Trust or the Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Trust or the Fund present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Trust or the Fund.

Pursuant to these investment restrictions, the Tax-Free Money Market Fund will not:

1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities, if, immediately after such purchase, more than 5% of the value of its total assets would be invested in any one issuer, or more than 10% of the outstanding voting securities of such issuer; provided that the Fund may invest up to 25% of its total assets without regard to this restriction only as permitted by applicable laws and regulations. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. For purposes of this limitation, all debt securities are each considered as one class.

2.   Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 15% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

5. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to their permitted investments, the Fund may invest in companies which invest in real estate commodities or commodities contracts.

6. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions; this limitation shall not prohibit short sales "against the box."

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under Federal securities laws in selling the Fund security.

8. Purchase securities of other investment companies except as permitted by the 1940 Act, and the rules and regulations thereunder.

9. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

10. Make loans except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Prospectus and this Statement of Additional Information.

The Fund has no present intention to sell securities short "against the box."

Non-fundamental Policies

The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 10% of its net assets.

The Fund may not invest in interests in oil, gas or other mineral exploration or development programs or oil, gas or mineral leases.

With the exception of the limitations that apply to illiquid securities, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.



                           THE NON-MONEY MARKET FUNDS

Fundamental Limitations

The following are fundamental limitations of the Equity and Bond Funds. Fundamental investment limitations cannot be changed without shareholder approval.

Diversification of Investments

With respect to 75% of the value of each Fund's total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items and securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.

Under this limitation, as it relates to the Bond Fund, each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues.

Buying on Margin

A Fund will not purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

Issuing Senior Securities and Borrowing Money

A Fund will not issue senior securities except that the Fund may borrow money and the Bond Fund may engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed.

A Fund will not borrow money or, with respect to the Bond Fund, engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Bond Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

Pledging Assets

A Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In these cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing. Neither the deposit of underlying securities and other assets in escrow in connection with the writing of put or call options on securities nor margin deposits for the purchase and sale of financial futures contracts and related options are deemed to be a pledge.

Investing in Real Estate

A Fund will not buy or sell real estate including limited partnership interests, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

Investing in Commodities

A Fund will not purchase or sell commodities, except that the Fund may purchase and sell financial futures contracts and related options.

Underwriting

A Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

Lending Cash or Securities

A Fund will not lend any of its assets except portfolio securities up to one-third of the value of its total assets. (This shall not prevent the purchase or holding of U.S. Government securities, repurchase agreements covering U.S. Government securities, or other transactions which are permitted by the Fund's investment objective and policies.)

Selling Short

A Fund will not sell securities short.

Non-Fundamental Limitations

The following limitations may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Investing in Illiquid Securities

A Fund will not invest more than 15% of the value of its net assets in securities which are not readily marketable or which are otherwise considered illiquid, including over-the-counter options and also including repurchase agreements providing for settlement in more than seven days after notice.

Investing in Securities of Other Investment Companies

A Fund will limit its respective investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of total assets in any one investment company, or invest more than 10% of total assets in investment companies in general. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by a Fund in shares of another investment company would be subject to such customary expenses.

The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission, which allows the Bond and Equity Funds to invest in shares of the Trust's Money Market Funds. Should a Fund invest in shares of the Trust's money market funds, the Trust's Board of Trustees will determine to what extent, if any, that the Adviser's advisory fees should be adjusted to reflect the impact of such investments.

Writing Covered Put and Call Options and Purchasing Put Options

A Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. When writing put options, the Fund will segregate cash or U.S. Treasury obligations with a value equal to or greater than the exercise price of the underlying securities. The Fund will not write put or call options or purchase put or call options in excess of 5% of the value of its total assets.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

For purposes of its policies and limitations, the Bond Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

Regulatory Compliance
--------------------------------------------------------------------------------

The Money Market Fund and the Tax-Free Money Market Fund may follow non-fundamental operational policies that are more restrictive than their fundamental investment limitations, as set forth in the prospectus' for each fund and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Funds will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. For example, with limited exceptions, Rule 2a-7 prohibits the investment of more than 5% of the Funds' total assets in the securities of any one issuer, although the Funds' investment limitation only requires such 5% diversification with respect to 75% of its assets. The Funds will invest more than 5% of its assets in any one issuer only under the circumstances permitted by Rule 2a-7. The Funds will also determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs according to Rule 2a-7. The Funds may change these operational policies to reflect changes in the laws and regulations without the approval of their shareholders.

Investment Advisor
--------------------------------------------------------------------------------

The Adviser, an Alabama state banking corporation, is a wholly-owned subsidiary of Compass Bancshares, Inc. ("Bancshares"), a bank holding company organized under the laws of Delaware. Through its subsidiaries and affiliates, Bancshares, the 48th largest bank holding company in the United States in terms of total assets as of December 31, 1997, offers a full range of financial services to the public including commercial lending, depository services, cash management, brokerage services, retain banking, credit card services, investment advisory services and trust services.

As of December 31, 1998, Compass Bank offered a broad range of commercial banking services. The Adviser has served as investment adviser to mutual funds since February 5, 1990. Through the Compass Asset Management Group, the Adviser provides investment advisory and management services for the assets of individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 1998, the Compass Asset Management Group had approximately $7.8 billion under administration ($2.6 billion of which was comprised of assets of accounts over which the Adviser exercised discretion).

As part of its regular banking operations, the Adviser may make loans to public companies. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of the Adviser. The lending relationship will not be a factor in the selection of securities.

The Adviser shall not be liable to the Trust, a Fund, or any shareholder of a Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Because of the internal controls maintained by the Adviser to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the Adviser's or its affiliates' lending relationships with an issuer.

Advisory Fees

For its advisory services, Compass Bank receives an annual investment advisory fee as described in the prospectuses.

For the fiscal years ended October 31, 1996, 1997 and 1998, the Funds paid the following advisory fees:



======================================================================================================================
           Fund                                                                            Fee Waivers
                                              Fees Paid
                           -------------------------------------------------------------------------------------------
                                1996            1997            1998            1996          1997           1998
----------------------------------------------------------------------------------------------------------------------
  Money Market Fund           $646,650        $490,590        $319,769           $0         $166,107       $413,223
----------------------------------------------------------------------------------------------------------------------
  Tax-Free Money                  *               *            $27,940           *              *           $78,291
  Market Fund
----------------------------------------------------------------------------------------------------------------------
  Bond Fund                   $411,493        $478,461        $661,196        $137,165       $68,168       $214,248
----------------------------------------------------------------------------------------------------------------------
  Equity Fund                     *           $691,952      $1,988,195          *             $0             $0
======================================================================================================================

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

Sub-Adviser to the Tax-Free Money Market Fund

The Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Weiss, Peck & Greer, L.L.C. ("WPG") dated April 1, 1998 relating to the Tax-Free Money Market Fund. Under the Sub-Advisory Agreement, WPG invests the assets of the Fund on a daily basis, and continuously administers the investment program of the Fund.

WPG is a limited liability company founded as a limited partnership in 1970, and engages in investment management, venture capital management and management buyouts. Since its founding, WPG has been active in managing portfolios of tax exempt securities. As of February 28, 1998, WPG manages over $15.9 billion in assets, $2.6 billion of which is invested in tax exempt money market funds. The principal business address of WPG is One New York Plaza, New York, N.Y. 10004.

WPG is entitled to a fee which is paid by the Adviser and which is calculated daily and paid monthly, at an annual rate of: .075% of the Fund's average daily net assets up to $150 million; .05% of the next $350 million of the Fund's average daily net assets, .04% of the next $500 million in average daily net assets; and .03% of the Fund's average daily net assets over $1 billion.

The continuance of the Sub-Advisory Agreement, after the first year, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The

Sub-Advisory Agreement may be terminated by the Adviser, the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Tax-Free Money Market Fund at any time, without the payment or any penalty, on sixty (60) days' written notice to WPG and may be terminated at any time by ninety (90) days' written notice to the Adviser. The Sub-Advisory Agreement will immediately terminate in the event of its assignment or upon termination of the Advisory agreement between the Adviser and the Trust with regard to the Tax-Free Money Market Fund (as used herein, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act).


====================================================
      Fund           Fees Paid        Fee Waivers
                  ----------------------------------
                       1998              1998
----------------------------------------------------
    Tax-Free        $18,627.03            $0
      Money
     Market
      Fund
====================================================


The Administrator
--------------------------------------------------------------------------------

The Trust and SEI Investments Mutual Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, The Administrator is entitled to a fee from each Fund, which is calculated daily and paid monthly, at an annual rate of 0.20% of average daily net assets.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement was entered into on June 9, 1997 and has a stated term of three years.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments, is the owner of all beneficial interests in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CrestFunds, Inc., CUFUND, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Funds, Oak Associates Funds, The PBHG Funds, Inc., PBHG Advisor Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and Alpha Select Funds.

For the fiscal year ended October 31, 1998, the Administrator earned $274,873, $39,920, $233,455 and $549,966 for the Money Market, Tax-Free Money Market, Bond Fund and the Equity Fund, respectively. For the fiscal period beginning June 9, 1997 and ended October 31, 1997, the Administrator earned $149,922, $96,779 and $186,608 for the Money Market Fund, and Bond and Equity Fund, respectively. Federated Administrative Services, a subsidiary of Federated Investors, previously provided administrative personnel and services to the Money Market and Bond Funds. For the fiscal period beginning November 1, 1996 and ended June 9, 1997 and the fiscal year ended October 31, 1996 the Money Market Fund incurred $162,059, and $230,264, respectively, for administrative services, on which there were no voluntary fee waivers. For the fiscal period beginning November 1, 1996 and ended June 9, 1997 and the fiscal years ended October 31, 1996, the Bond Fund incurred $62,443 and $78,143, respectively, for administrative services, on which there were no voluntary fee waivers.



The Distributor
--------------------------------------------------------------------------------

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") which applies to each Fund's classes of shares.

The Non-Money Market Funds imposed a front-end sales charge upon their Investment Shares (now Class A Shares) in the amounts shown for the fiscal years ended October 31, 1996, 1997 and 1998:



===================================================================================================================
              Fund                          Dollar Amount of Loads                   Dollar Amount of Loads
                                                                                  Retained by SEI Investments
                                  ---------------------------------------------------------------------------------
                                      1996          1997           1998          1996         1997         1998
-------------------------------------------------------------------------------------------------------------------
Bond Fund                              N/A        **$1,431        $1,142         N/A         $0            $0
-------------------------------------------------------------------------------------------------------------------
Equity Fund                            *             $0          $19,807         *           $0            $0
===================================================================================================================

* An asterisk indicates that the Fund had not commenced operations as of the periods indicated.
**  Since 6/9/97

The Administrator provides the Funds with certain administrative personnel and services necessary to operate the Funds. Such services include shareholder servicing and certain legal and accounting services. For these services, the Administrator is entitled to a fee which is calculated daily and paid monthly at an annual rate of .20% of the Fund's average daily net assets payable from the assets of the Funds. The Administrator may choose to voluntarily waive a portion of its fee. The Administrator reserves the right, in its sole discretion, to termination these voluntary waivers at any time.

The Transfer Agent
--------------------------------------------------------------------------------

State Street Bank and Trust Company (the "Transfer Agent") serves as transfer agent for the Trust and Boston Financial Data Services, Inc. (the "Servicing Agent") serves as the Trust's servicing agent. The fee paid to the Transfer Agent is based upon the size, type and number of accounts and transactions made by shareholders. The Transfer Agent pays the Servicing Agent's compensation.

The Custodian
--------------------------------------------------------------------------------

Compass Bank, Birmingham, Alabama, which is also the Adviser, is custodian for the securities and cash of the Funds for which it receives an annual fee of 0.02% of each Fund's average aggregate daily net assets and is reimbursed for its out-of-pocket expenses.

Independent Auditors
--------------------------------------------------------------------------------

The independent auditors for the Trust are Deloitte & Touche LLP, Princeton, New Jersey.

Legal Counsel
--------------------------------------------------------------------------------

Morgan, Lewis & Bockius LLP, 1800 M Street, N.W., Washington, D.C. serves as legal counsel to the Trust.

Trustees and Officers of the Trust
--------------------------------------------------------------------------------

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trust pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CrestFunds, Inc., CUFUND, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, Oak Associates Funds, The PBHG Funds, Inc., PBHG Advisor Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and Alpha Select Funds, each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and, except for PBHG Advisor Funds, Inc., distributed by SEI Investments Distribution Co.

     ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Boston 1784 Funds(R), Oak Associates Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

     JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, and Oak Associates Funds.

     WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* -- 1701 Market Street, Philadelphia, PA 19103-2921. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director and Secretary of SEI Investments and Secretary of the Administrator and the Distributor. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional

     Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

     ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, and Oak Associates Funds.

     EUGENE B. PETERS (DOB 06/03/29) -- Trustee** -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, and Oak Associates Funds.

     JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, from September 1987 - December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

     GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee** -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The Oak Associates Funds, The Advisors' Inner Circle Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, and SEI Tax Exempt Trust.

     MARK E. NAGLE (DOB 10/20/59) -- President and Chief Executive Officer --Vice President of Fund Accounting and Administration for SEI Fund Resources and Vice President of the Administrator since 1996. Vice President of the Distributor since December 1997. Vice President, Fund Accounting, BISYS Fund Services, September 1995 to November 1996. Senior Vice President and Site Manager, Fidelity Investments 1981 to September 1995.

     TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the

     Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm) 1991-1994.

     JAMES R. FOGGO (DOB 06/30/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

     LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

     KATHY HEILIG (DOB 12/21/58) -- Vice President and Assistant Secretary -- Treasurer of SEI Investments since 1997; Assistant Controller of SEI Investments since 1995; Vice President of SEI Investments since 1991; Director of Taxes of SEI Investments, 1987 to 1991. Tax Manager, Arthur Anderson LLP prior to 1987.

     JOSEPH M. O'DONNELL (DOB 11/13/54) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Vice President and General Counsel, FPS Services, Inc., 1993-1997. Staff Counsel and Secretary, Provident Mutual Family of Funds, 1990-1993.

     SANDRA K. ORLOW (DOB 10/18/53) -- Vice President and Assistant Secretary -- Secretary of the Distributor since 1998; Vice President of the Distributor since 1988. Vice President and Assistant Secretary of the Manager since 1988. Assistant Secretary of the Distributor from 1988 to 1998.

     KEVIN P. ROBINS (DOB 04/15/61) -- Vice President and Assistant Secretary -- Senior Vice President and General Counsel of SEI Investments, the Administrator and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992; Secretary of the Administrator since 1994. Vice President, General Counsel and Assistant Secretary of the Administrator and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

     LYNDA J. STRIEGEL (DOB 10/30/48) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Senior Asset Management Counsel, Barnett Banks, Inc., 1997-1998. Partner, Groom and Nordberg, Chartered, 1996-1997. Associate General Counsel, Riggs Bank, N.A., 1991-1995.

     ROBERT DELLACROCE (DOB 12/17/63) -- Controller and Chief Financial Officer -- Director, Funds Administration and Accounting of SEI Investments since 1994. Senior Audit Manager, Arthur Andersen LLP, 1986 - 1994.

     JOHN H. GRADY, JR. (DOB 06/01/61) -- Secretary -- 2000 One Logan Square, Philadelphia, PA 19103-2921, Partner since 1995, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

     ---------------
     *Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.

     **Messrs. Cooney, Patterson, Peters, Storey and Sullivan serve as members of the Audit Committee of the Fund.


=========================================================================================================================
                                                                                                          Total
                                                                                                          Compensation
                                                                                                          From
                                                                                                          Registrant
                                                                                                          and Fund
                                  Aggregate                    Pension or                                 Complex*
                                  Compensation From            Retirement            Estimated            Paid to
                                  Registrant for the           Benefits              Annual               Trustees for
     Name of Person,              Fiscal Year Ending           Accrued as Part       Benefits             the Fiscal
     Position                     October 31, 1998             of Fund               Upon                 Year Ending
                                                               Expenses              Retirement           October 31,
                                                                                                          1998
-------------------------------------------------------------------------------------------------------------------------
     John T. Cooney               $2,687                       N/A                   N/A                  $29,000 for
                                                                                                          services on 1
                                                                                                          board
-------------------------------------------------------------------------------------------------------------------------
     Frank E. Morris**            $2,666                       N/A                   N/A                  $29,000 for
                                                                                                          services on 1
                                                                                                          board
-------------------------------------------------------------------------------------------------------------------------
     Robert Patterson             $3,009                       N/A                   N/A                  $30,000 for
                                                                                                          services on 1
                                                                                                          board
-------------------------------------------------------------------------------------------------------------------------
     Eugene B. Peters             $2,889                       N/A                   N/A                  $30,000 for
                                                                                                          services on 1
                                                                                                          board
-------------------------------------------------------------------------------------------------------------------------
     James M. Storey, Esq.        $2,812                       N/A                   N/A                  $30,000 for
                                                                                                          services on 1
                                                                                                          board
-------------------------------------------------------------------------------------------------------------------------
     George J. Sullivan, Jr.      N/A                          N/A                   N/A                  N/A

-------------------------------------------------------------------------------------------------------------------------
     William M. Doran, Esq.       N/A                          N/A                   N/A                  N/A
-------------------------------------------------------------------------------------------------------------------------
     Robert A. Nesher             N/A                          N/A                   N/A                  N/A
=========================================================================================================================


* The Trust is the only investment company in the "Fund Complex."

** Mr. Morris retired as of December 30, 1998.

Officers and Trustees own less than 1% of the Trust's outstanding shares.

Trustee Liability

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Performance Information
--------------------------------------------------------------------------------

From time to time a Fund may advertise its performance. Performance figures are based on historical earnings and are not intended to indicate future performance.

Classes of Shares and Performance

A Fund's performance fluctuates on a daily basis largely because net earnings and, with respect to the Non-Money Market Funds, because their offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Performance Comparisons

Each Fund may periodically compare its performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices. These comparisons may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Economic and Market Information

Advertising and sales literature for a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI").

Computation of Yield
--------------------------------------------------------------------------------

Yields are one basis upon which investors may compare the Funds with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

Seven-Day Yield

The current yield of the Money Market Funds will be calculated daily based upon the seven days ending on the date of calculation (the "base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Money Market Funds is determined by computing the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = [(Base Period Return + 1)365/7] - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The Tax-Free Money Market Fund's "tax equivalent yield" and "tax equivalent effective yield" are calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Shareholder. Tax-exempt yield is calculated according to the same formula except that E equals the interest exempt from federal income tax earned during the period. This tax-exempt yield is then translated into tax-equivalent yield according to the following formula:

         TAX EQUIVALENT YIELD  =      E   +  T
                                    -----
                                  0/00   1-P

         E = the portion of the yield which is tax-exempt
         P = stated income tax rate
         T = the portion of the yield which is taxable

The yield for the Institutional Shares of the Money Market Fund for the seven-day period ended October 31, 1998 was 4.90%. The yield for the Investment Services Shares for the same period was 4.64%. The yield for the Investment Service Shares of the Tax-Free Money Market Fund for the seven-day period ended October 31, 1998 was 2.82%.

The yields of these Funds fluctuate, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments a Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

Thirty-Day Yield

The Bond and Equity Funds may advertise a 30-day yield. In particular, yield will be calculated according to the following formula:

Yield = (2 (a-b/cd + 1)6 - 1) where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The Bond Fund's yield for the thirty-day period ended October 31, 1998 was as follows: Class A Shares 3.67% and Class B Shares 4.07%.

The Equity Fund's yield for the thirty-day period ended October 31, 1998 was as follows: Institutional Shares 0.23% and Class A Shares 0.06%.


CALCULATION OF TOTAL RETURN

The Funds may advertise total return. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.


The average total returns for the Funds from inception through October 31, 1998 were as follows:


=====================================================================================================================
             Fund                       Class(1)                            Average Annual Total Return
                                                               ======================================================
                                                                  One Year          Five        Ten         Since
                                                                                   Years       Years      Inception*
---------------------------------------------------------------------------------------------------------------------
     Money Market                 Institutional Shares             5.33%            N/A         N/A         1.81%
     Fund
                             ----------------------------------------------------------------------------------------
                                Investment Service Shares          5.07%           4.75%        N/A         1.99%
---------------------------------------------------------------------------------------------------------------------
     Tax-Free Money               Institutional Shares              N/A             N/A         N/A          N/A
     Market Fund
                             ----------------------------------------------------------------------------------------
                                Investment Service Shares           N/A             N/A         N/A         1.33%
---------------------------------------------------------------------------------------------------------------------
     Bond Fund                    Institutional Shares             8.43%           5.31%***     N/A         8.75%***
                             ----------------------------------------------------------------------------------------
                               Class A Shares (without load)       8.25%           5.28%        N/A         6.29%
                             ----------------------------------------------------------------------------------------
                                  Class A Shares (load)            3.93%           4.43%        N/A         5.63%
                             ----------------------------------------------------------------------------------------
                               Class B Shares (without load)        N/A             N/A         N/A          N/A
                             ----------------------------------------------------------------------------------------
                                  Class B Shares (load)             N/A             N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------
     Equity Fund                  Institutional Shares             19.18%         16.76%**      N/A        15.94%**
                             ----------------------------------------------------------------------------------------
                               Class A Shares (without load)       19.38%         16.80%**      N/A        17.39%**
                             ----------------------------------------------------------------------------------------
                                  Class A Shares (load)            14.62%         15.86%**      N/A        12.40%**
                             ----------------------------------------------------------------------------------------
                               Class B Shares (without load)        N/A             N/A         N/A          N/A
                             ----------------------------------------------------------------------------------------
                               Class B Shares (with load)           N/A             N/A         N/A          N/A
=====================================================================================================================

* Institutional Shares of the Money Market Fund were initially offered to the public on June 9, 1997. Investment Service Shares (formerly, Trust Shares) of the Money Market Fund were initially offered to the public on February 5, 1990. Prior to June 9, 1997, Investment Service Shares (Trust Shares) of the Money Market Fund were not subject to Rule 12b-1 or shareholder servicing fees. Investment Shares of the Bond Fund were initially offered to the public on April 20, 1992. Institutional Shares of the Tax-Free Money Market Fund were not offered as of October 31, 1998. Investment Services Shares of the Tax-Free Money Market Fund were initially offered to the public on May 20, 1998. Institutional Shares of the Bond Fund were initially offered to the public on June 16, 1997. Class B Shares of the Bond Fund and Class B Shares of the Equity Fund were not offered to the public during the fiscal year ended October 31, 1998. Institutional Shares of the Equity Fund were initially offered to the public on June 13, 1997. Class A Shares (formerly, Investment Shares) of the Equity Fund were initially offered to the public on November 24, 1997.
** The performance for the period from October 13, 1993 to June 13, 1997 represents the performance on a common trust fund managed by the Adviser.
*** The performance for the period from April 20, 1992 to June 13, 1997 represents the performance of Class A Shares (formerly, Investment Shares) of the Bond Fund.

     The average annual total return for a Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions. Total return may also be shown without giving effect to any sales charge.

Purchasing Shares
--------------------------------------------------------------------------------

Shares are sold at their net asset value with any applicable sales charge on days when the New York Stock Exchange (the "NYSE") is open for business and, with respect to the Money Market Fund, days when both the NYSE and the Federal Reserve are open for business, except for federal or state holidays restricting wire transfers. The procedures for purchasing shares of the Funds is explained in the prospectuses.

The Adviser, Compass Brokerage, Inc. and the other affiliates of Bancshares which provide shareholder and administrative services to the Fund sometimes are referred herein as "Compass."

Distribution and Shareholder Services Plans

The Trust has adopted separate Plans for the Class A Shares and Class B Shares of the Non-Money Market Funds pursuant to Rule 12b-1 (the "12b-1 Plans") which was promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. The 12b-1 Plans provide for payment of fees to finance any activity which is principally intended to result in the sale of a Fund's shares subject to the 12b-1 Plans. Such activities may include the advertising and marketing of shares; preparing, printing and distributing prospectuses and sales literature to prospective shareholders, brokers or administrators; and implementing and operating the 12b-1 Plans. Pursuant to the 12b-1 Plans, the Distributor may pay fees to brokers for distribution and administrative services and to administrators for administrative services as to shares.

With respect to the Investment Service Shares of the Money Market Funds, the Trust has adopted a Shareholder Service Plan (the "Service Plan"). Pursuant to the Service Plan, the Distributor may pay fees to administrators for administrative services as to Shares.

The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to: communicating account openings; communicating account closings; entering purchase transactions; entering redemption transactions; providing or arranging to provide accounting support for all transactions; wiring funds and receiving funds for Share purchases and redemptions; confirming and reconciling all transactions; reviewing the activity in Fund accounts; and providing training and supervision of broker personnel; posting and reinvesting dividends to Fund accounts or arranging for this service to be performed by the Trust's transfer agent; and maintaining and distributing current copies of prospectuses and shareholder reports to the beneficial owners of Shares and prospective shareholders.

The Trustees expect that the adoption of the 12b-1 Plans will result in the sale of a sufficient number of shares so as to allow the Non-Money Market Funds to achieve economic viability. It is also anticipated that an increase in the size of a Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

Payments Under the Class A Plan

For the fiscal year ended October 31, 1998, the Class A Shares of the Non-Money Market Funds incurred the following distribution expenses, pursuant to the Class A Plan:


====================================================================================================================================
                                                       Total               Total
                                                   Distribution        Distribution          Sales          Printing         Other
                      Fund                           Expenses            Expenses           Expenses          Costs          Costs
                                                                        (as a % of
                                                                        net assets)
------------------------------------------------------------------------------------------------------------------------------------
     Bond Fund                                    $19,857              .14%*               N/A                 N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
     Equity Fund                                  $1,461               .25%                N/A                 N/A            N/A
====================================================================================================================================

* Reflects voluntary fee waiver in effect for the period indicated.

Payments Under the Class B Plan

As of October 31, 1998, the Trust had not commenced offering of Class B Shares.


Payments Under the Service Plan

For the fiscal year ended October 31, 1998, the Investment Service Shares of the Money Market Funds were subject to shareholder servicing fees under its Service Plan for which the Money Market Fund paid $341,000, none of which was voluntarily waived and the Tax-Free Money Market Fund paid $67,000, none of which was waived.

Conversion to Federal Funds

It is each Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds.


Redeeming Shares
--------------------------------------------------------------------------------

Each Fund redeems shares at the next computed net asset value after the Transfer Agent receives the redemption request. Redemption procedures are explained in the Fund's prospectuses. Although the Transfer Agent does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

Redemption in Kind

Although the Trust intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from each respective Fund's portfolio.

Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

Determination of Net Asset Value
--------------------------------------------------------------------------------

THE MONEY MARKET FUND AND TAX-FREE MONEY MARKET FUND

The Money Market Fund and Tax-Free Money Market Fund attempt to stabilize the value of a Share at $1.00. Net asset value is calculated on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business. Currently, the Fund is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

Use of the Amortized Cost Method

The Trustees have decided that the best method for determining the value of portfolio instruments for the Money Market Fund and Tax-Free Money Market Fund is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.

The Money Market and Tax-Free Money Market Funds' use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the SEC under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per Share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and the Funds' investment objective.

Under the Rule, the Money Market and Tax-Free Money Market Funds are permitted to purchase instruments which are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles the Funds to receive the principal amount of the instrument from the issuer or a third party on (1) no more than 30 days' notice or (2) at specified intervals not exceeding one year on no more than 30 days' notice. A standby commitment entitles the Funds to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.

  Monitoring Procedures

      The Trustees' procedures include monitoring the relationship between the amortized cost value per Share and the net asset value per Share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

  Investment Restrictions

      The Rule requires that the Funds limit their investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more NRSRO. If the instruments are not rated, the Trustees must determine that they are of comparable quality. The Rule also requires the Funds to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per Share. Except as allowed under the Rule, no instrument with a remaining maturity of more than thirteen months can be purchased by the Funds.

      Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Money Market and Tax-Free Money Market Funds will invest their available cash to reduce the average maturity to 90 days or less as soon as possible.

The Money Market and Tax-Free Money Market Funds may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on Shares of the Money Market and Tax-Free Money Market Funds, computed by dividing the annualized daily income on the Funds' portfolio by the net asset value computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on Shares of the Money Market and Tax-Free Money Market Funds computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

NON-MONEY MARKET FUNDS

Net asset value generally changes each day for each Non-Money Market Fund. Net asset value is calculated on days on which the New York Stock Exchange is open for business. Currently the Funds are closed when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Determining Market Value of Securities

Market values of a Non-Money Market Fund's portfolio securities are determined as follows:

      o  as provided by an independent pricing service;

      o for short-term obligations, according to the mean between bid and asked prices, as furnished by an independent pricing service, or for short-term obligations with remaining maturities of less than 60 days at the time of purchase, at amortized cost unless the Trustees determine this is not fair value; or

      o  at fair value as determined in good faith by the Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices. Pricing services may consider:

      o  yield;
      o  quality;
      o  coupon rate;
      o  maturity;
      o  type of issue;
                                       42

      o trading characteristics; and
      o other market data.

Over-the-counter put options will be valued at the mean between the bid and the asked prices. Covered call options will be valued at the last sale price on the national exchange on which such option is traded. Unlisted call options will be valued at the latest bid price as provided by brokers.

Taxes
--------------------------------------------------------------------------------

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and its shareholders that are not described in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or its shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

Federal Income Tax Treatment of Dividends and Distributions

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as Regulated Investment Company

Each Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify as a RIC, a Fund must distribute at least 90% of its net investment income (generally, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers that each Fund controls or that are engaged in the same, similar or related trades or business. For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

Although the Funds intend to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the a Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

Fund Distributions

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of the Fund's earnings and profits. The Funds anticipate that it will distribute substantially all of its investment company taxable income for each taxable year.

A Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held shares. If any such gains are retained, a Fund will pay federal income tax thereon.

In the case of corporate shareholders, distributions (other than capital gains distributions) from a RIC generally qualify for the dividends-received deduction only to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, it is not expected that any distribution from the Money Market Fund, Tax-Free Money Market Fund, or Bond

Fund will qualify for the corporate dividends-received deduction. Conversely, distributions from the Equity Fund will generally qualify for the corporate dividends-received deduction.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by a Fund in the year in which the dividends were declared.

The Funds will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by a Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.


Sale or Exchange of Fund Shares

Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of a Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has failed to certify to that Fund that such shareholder is not subject to backup withholding.

Federal Excise Tax

If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), a Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Funds intend to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

Tax-Free Money Market Fund

The Tax-Free Money Market Fund intends to qualify to pay "exempt interest dividends" to the shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations, the interest on which is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Fund's net tax-exempt interest income will be "exempt interest dividends" that are excluded from your gross income for federal income tax purposes. Exempt interest dividends may, however, have collateral federal income tax consequences, as discussed below. Exempt-interest dividends may be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by
Section 55 of the Code. The Alternative Minimum Tax is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference (and therefore potentially subject to the Alternative Minimum Tax) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

The Tax-Free Money Market Fund may make investments in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

Any loss recognized by a shareholder upon the sale or redemption of shares of the Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends the shareholder has received with respect to such shares. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

The Tax-Free Money Market Fund may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to such users) of facilities financed by industrial development or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use a facility in their trade or business. Such entities or persons should consult their tax advisers before purchasing shares of the Tax-Free Money Market Fund.

Issuers of bonds purchased by the Tax-Free Money Market Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

Capital gains experienced by the Tax-Free Money Market Fund could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, the Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

State and Local Taxes

Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Funds.

Fund Transactions
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The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser or Sub-Adviser is responsible for placing the orders to execute transactions for a Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser or Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser or Sub-Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

Although investment decisions for the Funds are made independently from those of the other accounts managed by the Adviser or Sub-Adviser, investments of the type the Funds may make may also be made by those other accounts. When a Fund and one or more other accounts managed by the Adviser or Sub-Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser or Sub-Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

Trading Practices and Brokerage
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When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser or Sub-Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser or Sub-Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser or Sub-Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The Adviser and Sub-Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Funds or to the Adviser or Sub-Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser, Sub-Adviser or its affiliates in advising the Funds and other accounts. To the extent that receipt of these services may supplant services for which the Adviser, Sub-Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser, Sub-Adviser and their affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. Although investment decisions for the Funds are made independently from those of the other accounts managed by the Adviser or Sub-Adviser, investments of the type the Funds may make may also be made by those other accounts. When a Fund and one or more other accounts managed by the Adviser or Sub-Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser or Sub-Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

For the fiscal year ended October 31, 1998, the following commissions were paid on brokerage transactions, pursuant to an agreement or understanding, to brokers because of research services provided by the brokers:


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     Fund                                      Total Dollar Amount of              Total Dollar Amount of Transactions
                                               Brokerage Commissions for           Involving Directed Brokerage
                                               Research Services                   Commissions for Research Services
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     Money Market Fund                                       $0                                         $0
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     Tax-Free Money                                          $0                                         $0
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     Bond Fund                                               $0                                         $0
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     Equity Fund                                             $0                                         $0
========================================================================================================================

For the fiscal years indicated, the Funds paid the following brokerage commissions:


====================================================================================================================================
                                                                                                      % of Total       % of Total
                                                                   Total $ Amount of Brokerage        Brokerage        Brokerage
           Fund              Total $ Amount of Brokerage           Commissions Paid to                Commissio        Transactions
                             Commissions Paid                      Affiliated Brokers                 ns Paid to       Effected
                                                                                                      the              Through
                                                                                                      Affiliated       Affiliated
                                                                                                      Brokers          Brokers
                       -------------------------------------------------------------------------------------------------------------
                             1996        1997        1998           1996      1997        1998            1998               1998
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     Money Market             N/A         N/A        $6,468         N/A        N/A       $6,468           100%               100%
     Fund
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     Tax-Free Money           N/A         N/A        N/A            N/A        N/A         N/A            N/A                N/A
     Market Fund
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            Bond Fund         N/A         N/A         $877.67       N/A        N/A        $878            100%                0%
------------------------------------------------------------------------------------------------------------------------------------
          Equity Fund          *       $332,823      $323,867        *         $0        $1,058          0.32%                0%
====================================================================================================================================

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

"Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. On October 31, 1998, the following Funds held securities of the Trust's "regular brokers or dealers" as follows: the Bond Fund held repurchase agreements valued at $1,810,818 at the fiscal year end with J.P. Morgan, Inc.; the Equity Fund held repurchase agreements valued at $1,004,292 at the fiscal year end with Morgan Stanley and the Money Market Fund held repurchase agreements valued at $25,650,331 at the fiscal year end with J.P.Morgan, Inc.

Description of Shares
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The Declaration of Trust authorizes the issuance of an unlimited number of shares and classes of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or classes of series. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

Shareholder Liability
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The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the Shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of Shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any Shareholder held personally liable for the obligations of the Trust.

Limitation of Trustees' Liability
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The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

Year 2000
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The Trust depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, the Trust could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Trust has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and received assurances from each from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Trust. The Trust and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Trust does business.

5% and 25% Shareholders
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     Expedition Bond Fund -  Institutional Shares                                   % of Fund Held
     --------------------------------------------                                   --------------
     Compass Bank                                                                           58.10%
     Attn Trust Oper 3rd Level S
     P.O. Box 10566
     Birmingham, AL 35296-0001 (Account 1)

     Compass Bank                                                                           39.49%
     Attn Trust Oper 3rd Level S
     P.O. Box 10566
     Birmingham, AL 35296-0001 (Account 2)




     Expedition Equity Fund -  Class A Shares                                       % of Fund Held
     ----------------------------------------                                       --------------
     Donaldson Lufkin Jenrette                                                               8.25%
     Securities Corporation Inc.
     P.O. Box 2052
     Jersey City, New Jersey 07303-2052  (Account 1)

     Donaldson Lufkin Jenrette                                                               5.73%
     Securities Corporation Inc.
     P.O. Box 2052
     Jersey City, New Jersey 07303-2052  (Account 2)


     Expedition Equity Fund -  Institutional Shares                                 % of Fund Held
     ----------------------------------------------                                 --------------

     Compass Bank                                                                           54.62%
     Attn Trust Oper 3rd Level S
     P.O. Box 10566
     Birmingham, AL 35296-0001 (Account 1)

     Compass Bank                                                                           35.80%
     Attn Trust Oper 3rd Level S
     P.O. Box 10566
     Birmingham, AL 35296-0001 (Account 2)


     Compass Bank Trustee for                                                                6.89%
     Compass Bancshares Inc. 401K Plan
     c/o/ Benefit Services Corporation
     1375 Peachtree Street  NE Suite 300
     Atlanta, GA 30309-3112


     Expedition Tax-Free Money Market Fund -                                        % of Fund Held
     ----------------------------------------                                       --------------
     Institutional Shares
     --------------------

     Compass Bank                                                                          100.00%
     Attn Trust Oper 3rd Level S
     P.O. Box 10566
     Birmingham, AL 35296-0001 (Account 1)


     Expedition Tax-Free Money Market Fund -                                        % of Fund Held
     ----------------------------------------                                       --------------
     Investment Shares
     -----------------

     Compass Bank                                                                           99.51%
     Attn Trust Oper 3rd Level S
     P.O. Box 10566
     Birmingham, AL 35296-0001 (Account 1)


     Expedition Money Market Fund -  Investment Shares                              % of Fund Held
     -------------------------------------------------                              --------------

     Compass Bank                                                                           75.63%
     Attn Trust Oper 3rd Level S
     P.O. Box 10566
     Birmingham, AL 35296-0001 (Account 1)


     Expedition Money Market Fund -  Institutional Shares                           % of Fund Held
     ----------------------------------------------------                           --------------

     Compass Bank                                                                           92.67%
     Attn Trust Oper 3rd Level S
     P.O. Box 10566
     Birmingham, AL 35296-0001 (Account 1)

Experts
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The financial statements as of October 31, 1998 have been audited by Deloitte & Touche LLP, Independent Auditors, as indicated in their report dated October 31, 1998 with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.